Premium Finance Agreement                                (CHECK APPROPRIATE BOX)
                                                          |_|  PERSONAL
                                                          |_|  COMMERCIAL



     TOTAL PREMIUMS   AGENT                      PRODUCER CODE NO.     INSURED
A                     (NAME & PLACE OF BUSINESS)                      (NAME & RESIDENCE OR BUSINESS ADDRESS)

     $          0
----------------------------------------------------------------------------------------------------------------------------------
     DOWN PAYMENT
B
     $          0     ZIP CODE ________                                ZIP CODE ________
---------------------------------------------------------------------------------------------------------------------------------
      AMOUNT                                         PAYMENT SCHEDULE
     FINANCED          NUMBER OF PAYMENTS        AMOUNT OF PAYMENTS                   WHEN PAYMENTS ARE DUE
    (A Minus B)                                                         FIRST INSTALLMENT DUE   INSTALLMENT DUE DATES
C
    $           0             0                          0                       0                      0
---------------------------------------------------------------------------------------------------------------------------------
      FINANCE                                             SCHEDULE OF POLICIES
      CHARGE        -------------------------------------------------------------------------------------------------------------
                        POLICY      EFFECTIVE DATE      NAME OF INSURANCE COMPANY AND NAME    TYPE     MONTHS
 D                      PREFIX         OF POLICY/         AND ADDRESS OF GENERAL OR POLICY      OF     COVERED    PREMIUM $
    $           0     AND NUMBER   ANNUAL INSTALLMENT          ISSUING AGENT                 COVER    BY PREMIUM
---------------------------------------------------------------------------------------------------------------------------------
       TOTAL
     OF PAYMENTS
     (C Plus D)
E
    $           0
------------------
       ANNUAL
   PERCENTAGE RATE
F
         0
---------------------------------------------------------------------------------------------------------------------------------



      TOTAL PREMIUMS must agree with Block "A" Above ---> TOTAL     $          0

SECURITY AGREEMENT                     3. SECURITY INTEREST: The insured assigns
                                          to Afco as securitiy for the total
1. DEFINITIONS: The above named           amount payable in this Agreement any
insured ("the insured") as security       and all unearned premiums and
for the total amount payable in           dividends which may become payable
this Agreement any is the debtor.         under the insurance policies and loss
Afco Credit Corporation ("Afco")          payments which reduce the unearned
is the lender and all unearned            premiums, subject to any mortgagee
premiums and dividends which              or loss payee interest.  The insured
may become to whom the debt is owed.      gives to Afco a security interest
Singular words shall mean plural          in all items mentioned in this
payable under the insurance policies      paragraph.
and loss payments which and vice
versa as may be required in order        THE INSURED AGREES TO THE PROVISIONS
to give the reduce the unearned          ABOVE AND ON THE LAST PAGE OF THIS
premiums, subject to any                            AGREEMENT
mortgagee or Agreement meaning.          NOTICE: READ ALL PAGES OF THIS
"Insurance company or company", loss         AGREEMENT BEFORE SIGNING
payee interests. The insured gives to
Afco a security "insurance policy or    X______________________________________
policy" and "premium" refer to those
interest in all items mentioned in this
paragraph. items listed under "Schedule
of Policies".

2. PROMISE OF REPAYMENT: The insured
requests Afco to pay the premiums on the policies shown above. The insured promises to pay to Afco at its office the amount stated in Block E above, according to the Payment Schedule shown above subject to the rest of the terms of this contract.

Date ____________ _____________________________________________________________
                  SIGNATURE OF INSURED(S) OR DULY AUTHORIZED AGENT OF INSURED(S)

                           PRODUCER'S REPRESENTATIONS

The undersigned warrants and agrees:

(1) the insured has received a copy of this Agreement, and the Required Federal Truth-in-Lending Disclosures for Personal Lines Insurance, if applicable, (2) the policies are in full force and effect and the information in the schedule of policies and the premiums are correct, (3) the insured has authorized this transaction and recognizes the security interest assigned herein, (4) to hold in trust for Afco any payments made or credited to the insured through or to the undersigned, directly, indirectly, actually or constructively by any of the insurance companies and to pay the monies to Afco upon demand to satisfy the then outstanding indebtedness of the insured and that any lien the undersigned now has or hereafter may acquire on any return premium arising out of the above listed insurance policies is subordinated to Afco's lien or security interest therein, (5) there are no exceptions to the policies financed other than those indicated and the policies comply with Afco's eligibility requirements, (6) no Audit or Reporting Form Policies, policies subject to Retrospective Rating or to minimum earned premiums are included except as indicated and that the Deposit or Provisional Premiums are not less than anticipated premiums to be earned for the full term of the policies, if policy is subject to minimum earned premium, it is $_______________,
                                                                 Indicate
                                                             Policy & Prefix
                                                           Number of Exceptions
(7) the policies can be cancelled by the insured or the company on 10 days notice and the unearned premiums will be computed on the standard short rate or pro rata table except as indicated, (8) the undersigned represents that a proceeding in bankruptcy, receivership or insolvency has not been instituted by or against the named insured or if the named insured is the subject of such a proceeding it is noted on the Premium Finance
Agreement in the space in which the insured's name and address is placed. Date

Date______________       X_____________________________________________________
                                         SIGNATURE OF AGENT OR BROKER



              REMAINING PROVISIONS OF SECURITY AGREEMENT            Page 2 of 2

4. DEFAULT CHARGES: If the insured is more than 5 days late in making an installment payment to Afco, then the insured will pay to Afco, in addition to the installment, a default charge of 5% of the unpaid balance of the delinquent installment but at least $1. If the insured lives in Ohio or West Virginia the maximum default charge shall be $5.

5. FINANCE CHARGE: The finance charge shown in Box D begins to accrue as of the earliest policy effective date.

6. THIS AGREEMENT BECOMES A CONTRACT: This Agreement becomes a binding contract when Afco mails a written acceptance to the insured.

7. WARRANTY OF ACCURACY: The insured warrants to Afco that the insurance policies listed in the schedule have been issued to the insured and are in full force and effect and that the insured has not assigned any interest in the policies except for the interest of mortgagees and loss payees.

8. REPRESENTATION OF SOLVENCY: The insured represents that the insured is not insolvent or presently the subject of any insolvency proceeding.

9. CANCELLATION: Afco may cancel the insurance policies and the unpaid balance due to Afco shall be immediately payable by the insured if any of the following occur:

               (a) The insured does not pay any installment according to the terms of this Agreement.

               (b) The insured does not comply with any of the terms of this Agreement.

               (c) The insured or the insurer voluntarily or involuntarily becomes the subject of a bankruptcy, receivership or any other kind of insolvency proceeding.

               (d) If the insured is a business and stops doing business or ceases to be qualified to do business. Afco at its option may enforce payment of this debt without recourse to the security given to Afco.

10. POWER OF ATTORNEY: The insured irrevocably appoints Afco its
Attorney-In-Fact with full authority to cancel the insurance policies, receive all sums assigned to Afco or in which it has granted Afco a security interest and Afco may execute and deliver on the insured's behalf all documents, instruments of payment, forms and notices of any kind relating to the insurance policies in furtherance of this Agreement.

11. MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to Afco after Afco's Notice of Cancellation of the insurance policies has been mailed may be credited to the insured's account without affecting the acceleration of this Agreement and without any liability or obligation on Afco's part to request the reinstatement of the cancelled insurance policies. Any money Afco receives from an insurance company shall be credited to the amount due Afco with any surplus being paid over to whomever is entitled to the money. No refund of less than $1.00 shall be made. If there is a balance due after Afco receives the unearned premiums, dividends or loss payments from the insurance company then the insured will pay the balance to Afco with interest at the rate shown in this contract.

12. REFUND CREDIT: The insured will receive a refund credit of the finance charge if the account is voluntarily prepaid in full prior to the last installment due date. The refund shall be computed according to the Rule of 78s subject to a $10 (for Kentucky insureds $15) nonrefundable charge. If the refund credit is less than $1, no refund shall be made.

13. INSURANCE AGENT OR BROKER: The insurance agent or broker named on this Agreement is the insured's agent, not Afco's and Afco is not legally bound by anything the agent or broker represents to the insured, orally or in writing.

14. SPECIAL INSURANCE POLICIES: If the insurance policy issued to the insured is auditable or is a reporting form policy or subject to retrospective rating, then the insured promises to pay the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by Afco which the insurance company retains.

15. CANCELLATION CHARGES: If Afco cancels the insurance policies, then the insured will pay Afco a cancellation charge equal to the difference between $5 and the default charge. (Not applicable to Kentucky insureds.)

16. ATTORNEY FEES: If, for collection, this Agreement is placed in the hands of an attorney who is not a salaried employee of Afco, then the insured agrees to pay to Afco reasonable attorney fees. (Not applicable to Kentucky insureds.)

17. SUCCESSORS AND ASSIGNS: All legal rights given to Afco shall benefit Afco's successors and assigns. The insured agrees not to assign the policy without Afco's written consent except for the interest of mortgagees and loss payees.

18. ADDITIONAL PREMIUMS: The money paid by Afco is only for the premium as determined at the time the insurance policy is issued. Afco's payment shall not be applied by the insurance company to pay for any additional premiums owed by the insured as a result of any type of misclassification of the risk. The insured agrees to pay the company any additional premiums which become due for any reason. Afco may assign to the company any rights it has against the insured for premiums due the company in excess of the premiums returned to Afco.

19. AGENT'S WARRANTIES: To convince Afco to enter this Agreement and accept the security underlying this Agreement, the person executing this Agreement, if not the insured, warrants severally and as the duly authorized agent of the insured: that he is the duly authorized agent of the insured appointed specifically to enter into this transaction on the insured's behalf; that he can perform any act the insured could or should perform with respect to this transaction; that he will hold in trust for Afco any payments made or credited to the insured through the undersigned or to the undersigned, directly, indirectly, actually or constructively, by any of the insurance companies and that he will pay the monies to Afco upon demand to satisfy the then outstanding indebtedness of the insured.

                                                  INSURED'S INITIALS

                                                  ------------------

                                                         (CHECK APPROPRIATE BOX)

                            PREMIUM FINANCE AGREEMENT

                                                                 |_| PERSONAL
AFCO                                                             |_| COMMERCIAL

    TOTAL PREMIUMS     AGENT                        PRODUCER CODE NO.         INSURED
 A                     (NAME & PLACE OF BUSINESS)                             NAME & RESIDENCE OR BUSINESS ADDRESS)
    $     0

    DOWN PAYMENT
 B
    $     0            ZIP CODE ________                                      ZIP CODE ______

    AMOUNT                                      PAYMENT SCHEDULE
    FINANCED           NUMBER OF PAYMENTS           AMOUNT OF PAYMENTS             WHEN PAYMENTS ARE DUE
 C  (A MINUS B)                                                            FIRST INSTALLMENT DUE   INSTALLMENT DUE DATES
    $     0                    0                            0                         0                         0

    FINANCE                                     SCHEDULE OF POLICIES
 D  CHARGE             POLICY      EFFECTIVE DATE     NAME OF INSURANCE COMPANY AND NAME     TYPE     MONTHS
    $     0            PREFIX        OF POLICY/       AND ADDRESS OF GENERAL OR POLICY        OF      COVERED     PREMIUM $
                     AND NUMBER   ANNUAL INSTALLMENT           ISSUING AGENT                COVER   BY PREMIUM

    DOCUMENTARY
 E  STAMP TAX
    $

      TOTAL
    OF PAYMENTS
 F    (C+D+E)
    $     0

      ANNUAL
 G  PERCENTAGE
       RATE
         0

          TOTAL PREMIUMS must agree with Block "A" Above ---> TOTAL $         0

                               SECURITY AGREEMENT

1. DEFINITIONS: The above named insured ("the insured") is the debtor. AFCO Credit Corporation ("AFCO") is the lender to whom the debt is owed. Singular words shall mean plural and vice versa as may be required in order to give the Agreement meaning. "Insurance company or company", "insurance policy or policiy" and "premium" refer to those items listed under "Schedule of Policies".

NOTICE: 1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT OR IF IT CONTAINS ANY
     BLANK SPACE. 2. YOU ARE ENTITLED TO A COMPLETELY FILLED-IN COPY OF THIS AGREEMENT. 3. UNDER THE LAW, YOU HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND UNDER CERTAIN CONDITIONS TO OBTAIN A PARTIAL REFUND OF THE SERVICE CHARGE.

                              THE INSURED AGREES TO THE PROVISIONS ABOVE AND ON THE LAST PAGE OF THIS AGREEMENT

                              X_________________________________________________

Date________________________  __________________________________________________
                                       SIGNATURE OF INSURED(S)
                              OR DULY AUTHORIZED AGENT OF INSURED(S)
                           PRODUCER'S REPRESENTATIONS
The undersigned warrants and agrees:

(1) the insured has received a copy of this Agreement, and the Required Federal Truth-in-Lending Disclosures for Personal Lines Insurance, if applicable, (2) the policies are in full force and effect and the information in the schedule of policies and the premiums are correct, (3) the insured has authorized this transaction and recognizes the security interest assigned herein, (4) to hold in trust for AFCO any payments made or credited to the insured through or to the undersigned, directly, indirectly, actually or constructively by any of the insurance companies and to pay the monies to AFCO upon demand to satisfy the then outstanding indebtedness of the insured and that any lien the undersigned now has or hereafter may acquire on any return premium arising out of the above listed insurance policies is subordinated to AFCO's lien or security interest therein, (5) there are no exceptions to the policies financed other than those indicated and the policies comply with AFCO's eligibility requirements, (6) no Audit or Reporting Form Policies, policies subject to Retrospective Rating or to minimum earned premiums are included except as indicated and that the Deposit or Provisional Premiums are not less than anticipated premiums to be earned for the full term of the policies, if policy is subject to minimum earned premium, it is $_______________, (7) the policies can be cancelled by the insured or the company on 10 days notice and the unearned premiums will be computed on the standard short rate or pro rata table except as indicated, (8) the undersigned represents that a proceeding in bankruptcy, receivership or insolvency has not been instituted by or against the named insured or if the named insured is the subject of such a proceeding, it is noted on the Premium Finance Agreement in the space in which the insured's name and address is placed.
                                                        Indicate Policy & Prefix
                                                            Number of Exceptions


Date________________________  X_________________________________________________

                   REMAINING PROVISIONS OF SECURITY AGREEMENT
                                                                     Page 2 of 2

2. PROMISE OF REPAYMENT: The insured requests AFCO to pay the premiums on the policies shown above. The insured promises to pay to AFCO at its office the amount stated in Block F above, according to the Payment Schedule shown above subject to the rest of the terms of this contract.
3. SECURITY INTEREST: The insured assigns to AFCO as security for the total amount payable in this Agreement any and all unearned premiums and dividends which may become payable under the insurance policies and loss payments which reduce the unearned premiums, subject to any mortgagee or loss payee interest. The insured gives to AFCO a security interest in all items mentioned in this paragraph.
4. DEFAULT CHARGES: If the insured is more than 5 days late in making an installment payment to AFCO, then the insured will pay to AFCO, in addition to the delinquent installment, a default charge of 5% of the unpaid balance of the delinquent installment or $10, whichever is greater. If the loan is primarily for personal, family or household purposes, the default charge shall not exceed $10.
5. FINANCE CHARGE: The finance charge shown in Box D begins to accrue as of the earliest policy effective date.
6. THIS AGREEMENT BECOMES A CONTRACT: This Agreement becomes a binding contract when AFCO mails a written acceptance to the insured.
7. WARRANTY OF ACCURACY: The insured warrants to AFCO that the insurance policies listed in the schedule have been issued to the insured and are in full force and effect and that the insured has not assigned any interest in the policies except for the interest of mortgagees and loss payees.
8. REPRESENTATION OF SOLVENCY: The insured represents that the insured is not insolvent or presently the subject of any insolvency proceeding.
9. CANCELLATION: AFCO may cancel the insurance policies financed herein and the unpaid balance due to AFCO shall be immediately payable by the insured if, upon 10 days written notice to the insured, the insured does not pay any installment according to the terms of this Agreement. AFCO, at its option, may enforce payment of this debt without recourse to the security given to AFCO.
10. POWER OF ATTORNEY: The insured appoints AFCO its Attorney-in-Fact with full authority to cancel the insurance policies financed herein for nonpayment of premium.
11. MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to AFCO after AFCO's Notice of Cancellation of the insurance policies has been mailed may be credited to the insured's account without affecting the acceleration of this Agreement and without any liability or obligation on AFCO's part to request the reinstatement of the cancelled insurance polices. Any money AFCO receives from an insurance company shall be credited to the amount due AFCO with any surplus being paid over to the insured or the insured's agent for the benefit of the insured. No refund of less than $1.00 shall be made. If there is a balance due after AFCO receives the unearned premiums, dividends or loss payments from the insurance company then the insured will pay the balance to AFCO with interest at the rate shown in this contract.
12. REFUNDS: The insured will receive a refund of the finance charge if the account is prepaid in full prior to the last installment due date. The refund shall be computed according to the Rule of 78s subject to a $20 nonrefundable charge. If the refund is less than $1, no refund shall be made.
13. INSURANCE AGENT OR BROKER: AFCO makes no warrantees or representations concerning the financed insurance coverage nor has it played any part in the selection, structuring or acquisition of such coverage. This Agreement represents the entire understanding of the parties. AFCO has not authorized any party whatsoever to make any representations, commitments or promises or to play any role with respect to this premium finance transaction other than completing this contract on behalf of the insured.
14. SPECIAL INSURANCE POLICIES: If the insurance policy issued to the insured is auditable or is a reporting form policy or subject to retrospective rating, then the insured promises to pay the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by AFCO which the insurance company retains.
15. CANCELLATION CHARGES: If AFCO cancels the insurance policies, then the insured will pay AFCO a cancellation charge equal to the difference between $10 and the default charge.
16. ATTORNEY FEES: If, for collection, this Agreement is placed in the hands of an attorney who is not a salaried employee of AFCO, then the insured agrees to pay the attorney fees but no more than 20% of the amount due and payable under this Agreement.
17. SUCCESSORS AND ASSIGNS: All legal rights given to AFCO shall benefit AFCO's successors and assigns. The insured agrees not to assign the policy without AFCO's written consent except for the interest of mortgagees and loss payees.
18. MISSING INFORMATION: If the policy has not been issued at the time of signing this Agreement, then the insured agrees the name of the insurance company, and the policy numbers of the insurance policies may be left blank and may be subsequently inserted in this Agreement. AFCO will notify the insured of this information on its written Notice of Acceptance.
19. ADDITIONAL PREMIUMS: The money paid by AFCO is only for the premium as determined at the time the insurance policy is issued. AFCO's payment shall not be applied by the insurance company to pay for any additional premiums owed by the insured as a result of any type of misclassification of the risk. The insured agrees to pay the company any additional premiums which become due for any reason. AFCO may assign to the company any rights it has against the insured for premiums due the company in excess of the premiums returned to AFCO.
20. AGENT'S WARRANTIES: To convince AFCO to enter this Agreement and accept the security underlying this Agreement, the person executing this Agreement, if not the insured, warrants severally and as the duly authorized agent of the insured: that he is the duly authorized agent of the insured appointed specifically to enter into this transaction on the insured's behalf; that he can perform any act the insured could or should perform with respect to this transaction; that he will hold in trust for AFCO any payments made or credited to the insured through the undersigned or to the undersigned, directly, indirectly, actually or constructively, by any of the insurance companies and that he will pay the monies to AFCO upon demand to satisfy the then outstanding indebtedness of the insured.
21. LAW GOVERNING THIS AGREEMENT: The insured agrees that this Agreement shall be governed by the laws of the State of Florida.
22. DISHONORED CHECK: If an insured's check is returned because of insufficient funds to pay it, AFCO may impose a charge of $10.
23. ENDORSEMENTS: The insured agrees that AFCO may endorse his or her name on any check or draft for all monies that may become due from the insuring company and apply the same as payment of this Agreement returning any excess to his or her agent, provided that if such excess is in an amount less than $1 no refund shall be made.

                                                              INSURED'S INITIALS

                                                         (CHECK APPROPRIATE BOX)

                            PREMIUM FINANCE AGREEMENT

NORTH CAROLINA
LICENSE NO. B-30                                                 |_| PERSONAL
AFCO                                                             |_| COMMERCIAL

    TOTAL PREMIUMS     AGENT                        PRODUCER CODE NO.         INSURED
 A                     (NAME & PLACE OF BUSINESS)                             NAME & RESIDENCE OR BUSINESS ADDRESS)
    $     0

    DOWN PAYMENT
 B
    $     0            ZIP CODE ________                                      ZIP CODE ______

    AMOUNT                                      PAYMENT SCHEDULE
    FINANCED           NUMBER OF PAYMENTS           AMOUNT OF PAYMENTS             WHEN PAYMENTS ARE DUE
 C  (A MINUS B)                                                              FIRST INSTALLMENT       INSTALLMENT DUE DATES
    $     0                    0                            0                         0                         0

    FINANCE                                     SCHEDULE OF POLICIES
 D  CHARGE             POLICY      EFFECTIVE DATE     NAME OF INSURANCE COMPANY AND NAME     TYPE     MONTHS
    $     0            PREFIX        OF POLICY/       AND ADDRESS OF GENERAL OR POLICY        OF      COVERED     PREMIUM $
                     AND NUMBER   ANNUAL INSTALLMENT           ISSUING AGENT                COVER   BY PREMIUM

      TOTAL
    OF PAYMENTS
 E  (C Plus D)
    $     0

      ANNUAL
 F  PERCENTAGE
       RATE
         0

          TOTAL PREMIUMS must agree with Block "A" Above ---> TOTAL $         0

                               SECURITY AGREEMENT

1. DEFINITIONS: The above named insured ("the insured") is the debtor. Afco Credit Corporation ("Afco") is the lender to whom the debt is owed. Singular words shall mean plural and vice versa as may be required in order to give the Agreement meaning. "Insurance company or company", "insurance policy or policy" and "premium" refer to those items listed under "Schedule of Policies".

2. PROMISE OF REPAYMENT: The insured requests Afco to pay the premiums on the policies shown above. The insured promises to pay to Afco at its office the amount stated in Block E above, according to the Payment Schedule shown subject to the rest of the terms of this contract.

NOTICE:   1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT.
          2. YOU ARE ENTITLED TO A COPY OF THIS AGREEMENT.
          3. UNDER THE LAW, YOU HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND UNDER CERTAIN CONDITIONS TO OBTAIN A PARTIAL REFUND OF THE SERVICE CHARGE.

FOR SOUTH CAROLINA ONLY                THE INSURED AGREES TO THE PROVISIONS
                                   ABOVE AND ON THE LAST PAGE OF THIS AGREEMENT
                              X_________________________________________________

Date________________________  __________________________________________________
                                         SIGNATURE OF INSURED(S)

                           PRODUCER'S REPRESENTATIONS
The undersigned warrants and agrees:

(1) the insured has received a copy of this Agreement, and the Required Federal Truth-in-Lending Disclosures for Personal Lines Insurance, if applicable, (2) the policies are in full force and effect and the information in the schedule of policies and the premiums are correct, (3) the insured has authorized this transaction and recognizes the security interest assigned herein, (4) to hold in trust for Afco any payments made or credited to the insured through or to the undersigned, directly, indirectly, actually or constructively by any of the insurance companies and to pay the monies to Afco upon demand to satisfy the then outstanding indebtedness of the insured and that any lien the undersigned now has or hereafter may acquire on any return premium arising out of the above listed insurance policies is subordinated to Afco's lien or security interest therein, (5) there are no exceptions to the policies financed other than those indicated and the policies comply with Afco's eligibility requirements, (6) no Audit or Reporting Form Policies, policies subject to Retrospective Rating or to minimum earned premiums are included except as indicated and that the Deposit or Provisional Premiums are not less than anticipated premiums to be earned for the full term of the policies, if policy is subject to minimum earned premium, it is $_______________, (7) the policies can be cancelled by the insured or the company on 10 days notice and the unearned premiums will be computed on the standard short rate or pro rata table except as indicated, (8) the undersigned represents that a proceeding in bankruptcy, receivership or insolvency has not been instituted by or against the named insured or if the named insured is the subject of such a proceeding, it is noted on the Premium Finance Agreement in the space in which the insured's name and address is placed.
                                                        Indicate Policy & Prefix
                                                            Number of Exceptions


Date________________________  X_________________________________________________
                                         SIGNATURE OF AGENT OR BROKER

                   REMAINING PROVISIONS OF SECURITY AGREEMENT
                                                                     Page 2 of 2

3. SECURITY INTEREST: The insured assigns to Afco as security for the total amount payable in the Agreement any and all unearned premiums and dividends which may become payable under the insurance policies and loss payments which reduce the unearned premiums, subject to any mortgagee or loss payee interest. The insured gives to Afco a security interest in all items mentioned in this paragraph.
4. DEFAULT CHARGES: If the insured is more than 5 days late in making an installment payment to Afco, then the insured will pay to Afco, in addition to the installment, a default charge of 5% of the unpaid balance of the delinquent installment but will be at least $1. In South Carolina, if the loan is primarily for personal, family or household purposes, the default charge shall not exceed $5.
5. FINANCE CHARGE: The finance charge shown in Box D begins to accrue as of the earliest policy effective date.
6. THIS AGREEMENT BECOMES A CONTRACT: This Agreement becomes a binding contract when Afco mails a written acceptance to the insured. The written acceptance shall be part of this Agreement.
7. WARRANTY OF ACCURACY: The insured warrants to Afco that the insurance policies listed in the schedule have been issued to the insured and are in full force and effect and that the insured has not assigned any interest in the policies except for the interest of mortgagees and loss payees.
8. REPRESENTATION OF SOLVENCY: The insured represents that the insured is not insolvent or presently the subject of any insolvency proceeding.
9. CANCELLATION: Afco may cancel the insurance policies and the unpaid balance due to Afco shall be immediately payable by the insured if any of the following occur:
     (a) The insured does not pay any installment according to the terms of this Agreement.
     (b)  The insured does not comply with any of the terms of this Agreement.
     (c) The insured or the insurer voluntarily or involuntarily becomes the subject of a bankruptcy, receivership, or any other kind of insolvency proceeding. (Not applicable to South Carolina insureds) (d) If the insured is a business and stops doing business or ceases to be qualified to do business. Afco at its option may enforce payment of this debt without recourse to the security given to Afco.
10. POWER OF ATTORNEY: The insured irrevocably appoints Afco its Attorney-In-Fact with full authority to cancel the insurance policies, receive all sums assigned to Afco or in which it has granted Afco a security interest and Afco may execute and deliver on the insured's behalf all documents, instruments of payment, forms and notices of any kind relating to the insurance policies in furtherance of this Agreement.
11. MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to Afco after Afco's Notice of Cancellation of the insurance policies has been mailed may be credited to the insured's account without affecting the acceleration of this Agreement and without any liability or obligation on Afco's part to request the reinstatement of the cancelled insurance polices. Any money Afco receives from an insurance company shall be credited to the amount due Afco with any surplus being paid over to whomever is entitled to the money. No refund of less than $1 shall be made. If there is a balance due after Afco receives the unearned premiums, dividends or loss payments from the insurance company then the insured will pay the balance to Afco with interest at the rate shown in this contract.
12. REFUND CREDIT: The insured will receive a refund credit of the finance charge if the account is voluntarily prepaid in full prior to the last installment date. The refund shall be computed according to the Rule of 78s (short rate basis for South Carolina insureds) subject to a $15 nonrefundable charge. If the refund is less than $1 ($3 for South Carolina insureds), no refund shall be made.
13. INSURANCE AGENT OR BROKER: The insurance agent or broker named on this Agreement is the insured's agent, not Afco's and Afco is not legally bound by anything the agent or broker represents to the insured, orally or in writing.
14. SPECIAL INSURANCE POLICIES: If the insurance policy issued to the insured is auditable or is a reporting form policy or subject to retrospective rating, then the insured promises to pay the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by Afco which the insurance company retains.
15. SUCCESSORS AND ASSIGNS: All legal rights given to Afco shall benefit Afco's successors and assigns. The insured agrees not to assign the policy without Afco's written consent except for the interest of mortgagees and loss payees.
16. ADDITIONAL PREMIUMS: The money paid by Afco is only for the premium as determined at the time the insurance policy is issued. Afco's payment shall not be applied by the insurance company to pay for any additional premiums owed by the insured as a result of any type of misclassification of the risk. The insured agrees to pay the company any additional premiums which become due for any reason. Afco may assign to the company any rights it has against the insured for premiums due the company in excess of the premiums returned to Afco.
17. DISHONORED CHECK: In North Carolina, if an insured's check is dishonored for any reason, the insured will pay Afco the expense incurred in processing that check not to exceed $10.

                                                              INSURED'S INITIALS

                                                         (CHECK APPROPRIATE BOX)

                            PREMIUM FINANCE AGREEMENT

                                                                 |_| PERSONAL
AFCO                                                             |_| COMMERCIAL

    TOTAL PREMIUMS     AGENT                        PRODUCER CODE NO.         INSURED
 A                     (NAME & PLACE OF BUSINESS)                             NAME & RESIDENCE OR BUSINESS ADDRESS)
    $     0

    DOWN PAYMENT
 B
    $     0            ZIP CODE ________                                      ZIP CODE ______

    AMOUNT                                      PAYMENT SCHEDULE
    FINANCED           NUMBER OF PAYMENTS           AMOUNT OF PAYMENTS             WHEN PAYMENTS ARE DUE
 C  (A MINUS B)                                                              FIRST INSTALLMENT DUE        INSTALLMENT DUE
    $     0                    0                            0                         0                         0

    FINANCE                                     SCHEDULE OF POLICIES
 D  CHARGE             POLICY      EFFECTIVE DATE     NAME OF INSURANCE COMPANY AND NAME     TYPE     MONTHS
    $     0            PREFIX        OF POLICY/       AND ADDRESS OF GENERAL OR POLICY        OF      COVERED     PREMIUM $
                     AND NUMBER   ANNUAL INSTALLMENT           ISSUING AGENT                COVER   BY PREMIUM

      TOTAL
    OF PAYMENTS
 E  (C Plus D)
    $     0

      ANNUAL
 F  PERCENTAGE
       RATE
         0

          TOTAL PREMIUMS must agree with Block "A" Above ---> TOTAL $         0

                               SECURITY AGREEMENT

1. DEFINITIONS: The above named insured ("the insured") is the debtor. Afco Credit Corporation ("Afco") is the lender to whom the debt is owed. Singular words shall mean plural and vice versa as may be required in order to give the Agreement meaning. "Insurance company or company", "insurance policy or policy" and "premium" refer to those items listed under "Schedule of Policies".

2. PROMISE OF REPAYMENT: The insured requests Afco to pay the premiums on the policies shown above. The insured promises to pay to Afco at its office the amount stated in Block E above, according to the Payment Schedule shown above subject to the rest of the terms of this contract.

3. SECURITY INTEREST: The insured assigns to Afco as security for the total amount payable in this Agreement any and all unearned premiums and dividends which may become payable under the insurance policies and loss payments which reduce the unearned premiums, subject to any mortgagee or loss payee interests. The insured gives to Afco a security interest in all items mentioned in this paragraph.
                      THE INSURED AGREES TO THE PROVISIONS
                  ABOVE AND ON THE LAST PAGE OF THIS AGREEMENT

X _____________________________________________________
_____________________________________________________
SIGNATURE OF INSURED(S) OR DULY AUTHORIZED AGENT OF INSURED(S)

Date __________________________


                           PRODUCER'S REPRESENTATIONS

The undersigned warrants and agrees:

(1) the insured has received a copy of this Agreement, and the Required Federal Truth-in-Lending Disclosures for Personal Lines Insurance, if applicable, (2) the policies are in full force and effect and the information in the schedule of policies and the premiums are correct, (3) the insured has authorized this transaction and recognizes the security interest assigned herein, (4) to hold in trust for Afco any payments made or credited to the insured through or to the undersigned, directly, indirectly, actually or constructively by any of the insurance companies and to pay the monies to Afco upon demand to satisfy the then outstanding indebtedness of the insured and that any lien the undersigned now has or hereafter may acquire on any return premium arising out of the above listed insurance policies is subordinated to Afco's lien or security interest therein, (5) there are no exceptions to the policies financed other than those indicated and the policies comply with Afco's eligibility requirements, (6) no Audit or Reporting Form Policies, policies subject to Retrospective Rating or to minimum earned premiums are included except as indicated and that the Deposit or Provisional Premiums are not less than anticipated premiums to be earned for the full term of the policies, if policy is subject to minimum earned premium, it is $_______________, (7) the policies can be cancelled by the insured or the company on 10 days notice and the unearned premiums will be computed on the standard short rate or pro rata table except as indicated, (8) the undersigned represents that a proceeding in bankruptcy, receivership or insolvency has not been instituted by or against the named insured or if the named insured is the subject of such a proceeding, it is noted on the Premium Finance Agreement in the space in which the insured's name and address is placed.

                                                        Indicate Policy & Prefix
                                                            Number of Exceptions


Date________________________  X_________________________________________________
                                         SIGNATURE OF AGENT OR BROKER

                   REMAINING PROVISIONS OF SECURITY AGREEMENT

4. DEFAULT CHARGES: If the insured is more than 10 days (5 days for Louisiana commercial insureds) late in making an installment payment to Afco, then the insured will pay to Afco in addition to the installment, a default charge of 5% of the unpaid balance of the delinquent installment. (Louisiana consumer insureds will not be charged more than $15.)
5. FINANCE CHARGE: The finance charge shown in Box D begins to accrue as of the earliest policy effective date.
6. THIS AGREEMENT BECOMES A CONTRACT: This Agreement becomes a binding contract when Afco mails a written acceptance to the insured.
7. WARRANTY OF ACCURACY: The insured warrants to Afco that the insurance policies listed in the above schedule have been issued to the insured and are in full force and effect and that the insured has not assigned any interest in the policies except for the interest of mortgagees and loss payees.
8. REPRESENTATION OF SOLVENCY: The insured represents that the insured is not insolvent or presently the subject of any insolvency proceeding.
9. CANCELLATION: Afco may cancel the insurance policies and the unpaid balance due to Afco shall be immediately payable by the insured if any of the following occur: (a) The insured does not pay any installment according to the terms of this Agreement. (b) The insured does not comply with any of the terms of this Agreement. (c) The insured or the insurer voluntarily or involuntarily becomes the subject of a bankruptcy, receivership or any other kind of insolvency proceeding. (d) If the insured is a business and stops doing business or ceases to be qualified to do business. Afco at its option may enforce payment of this debt without recourse to the security given to Afco.
10. POWER OF ATTORNEY: The insured irrevocably appoints Afco its Attorney-In-Fact with full authority to cancel the insurance policies, receive all sums assigned to Afco or in which it has granted Afco a security interest and Afco may execute and deliver on the insured's behalf all documents, instruments of payment, forms and notices of any kind relating to the insurance policies in furtherance of this Agreement.

11. MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to Afco after Afco's Notice of Cancellation of the insurance policies has been mailed may be credited to the insured's account without affecting the acceleration of this Agreement and without any liability or obligation on Afco's part to request the reinstatement of the cancelled insurance policies. Any money Afco receives from an insurance company shall be credited to the amount due Afco with any surplus being paid over to whomever is entitled to the money. No refund of less than $1.00 shall be made. If there is a balance due after Afco receives the unearned premiums, dividends or loss payments from the insurance company then the insured will pay the balance to Afco with interest at the rate shown in this contract.
12. REFUND CREDIT: The insured will receive a refund credit of the finance charge if the account is voluntarily prepaid in full prior to the last installment due date. The refund shall be computed according to the rule of 78s. However, for Texas insureds if prepayment in full occurs before the first installment due date, Afco may only keep a finance charge computed according to the following formula: Number of days from inception of the policy to prepayment in full multiplied by one month's interest computed according to the rule of 78's divided by 30. If the refund credit is less than $1 no refund shall be made. Louisiana insureds are subject to a nonrefundable charge of $10.
13. INSURANCE AGENT OR BROKER: The insurance agent or broker named on this Agreement is the insured's agent, not Afco's and Afco is not legally bound by anything the agent or broker represents to the insured, orally or in writing.
14. SPECIAL INSURANCE POLICIES: If the insurance policy issued to the insured is auditable or is a reporting form policy or subject to retrospective rating, then the insured promises to pay the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by Afco which the insurance company retains.
15. CANCELLATION CHARGES: (Louisiana insureds only) If Afco cancels a policy, then the insured will pay to Afco a cancellation charge of $25.
16. ATTORNEY FEES AND COURT COSTS: Louisiana insureds agree to pay 25% of the amount due as attorney fees. Texas insureds agree that if, for collection, this Agreement is placed in the hands of an attorney who is not a salaried employee of Afco, then the insured agrees to pay to Afco all court costs actually incurred and reasonable attorney fees assessed by a court.
17. SUCCESSORS AND ASSIGNS: All legal rights given to Afco shall benefit Afco's successors and assigns. The insured agrees not to assign the policy without Afco's written consent except for the interest of mortgagees and loss payees.
18. ADDITIONAL PREMIUMS: (a) If an additional premium becomes due on the policy, the insured gives Afco the right to pay the additional premium and to amend this contract. For Texas insureds, the additional premium may be added to this Agreement only if a Memorandum of Agreement between the agent and insured is given to the insured before the first installment due date of the amended Agreement.
                    (b) The money paid by Afco is only for the premium as determined at the time the insurance policy is issued. Afco's payment shall not be applied by the insurance company to pay for any additional premiums owed by the insured as a result of any type of misclassification of the risk. If additional premiums are not paid by Afco, the insured agrees to pay the company any additional premiums which become due for any reason. Afco may assign to the company any rights it has against the insured for premiums due the company in excess of the premiums returned to Afco.

19. AGENT'S WARRANTIES: To convince Afco to enter this Agreement and accept the security underlying this Agreement, the person executing this Agreement, if not the insured, warrants severally and as the duly authorized agent of the insured: that he is the duly authorized agent of the insured appointed specifically to enter into this transaction on the insured's behalf; that he can perform any act the insured could or should perform with respect to this transaction; that he will hold in trust for Afco any payments made or credited to the insured through the undersigned or to the undersigned, directly, indirectly, actually or constructively, by any of the insurance companies and that he will pay the monies to Afco upon demand to satisfy the then outstanding indebtedness of the insured. 2TEXAS - Last(1/98-win)

                                                              INSURED'S INITIALS

                                                         (CHECK APPROPRIATE BOX)

                            PREMIUM FINANCE AGREEMENT


VAIPF LICENSE NO. 10                                             |_| PERSONAL
AFCO                                                             |_| COMMERCIAL

    TOTAL PREMIUMS     AGENT                        PRODUCER CODE NO.         INSURED
 A                     (NAME & PLACE OF BUSINESS)                             NAME & RESIDENCE OR BUSINESS ADDRESS)
    $     0

    DOWN PAYMENT
 B
    $     0            ZIP CODE ________                                      ZIP CODE ______

    AMOUNT                                      PAYMENT SCHEDULE
    FINANCED           NUMBER OF PAYMENTS           AMOUNT OF PAYMENTS             WHEN PAYMENTS ARE DUE
 C  (A MINUS B)
    $     0                    0                            0                         0                         0

    FINANCE                                     SCHEDULE OF POLICIES
 D  CHARGE
    $     0


      TOTAL
    OF PAYMENTS
 E  (C Plus D)
    $     0

      ANNUAL
 F  PERCENTAGE
       RATE
         0

          TOTAL PREMIUMS must agree with Block "A" Above ---> TOTAL $         0

                               SECURITY AGREEMENT



1. DEFINITIONS: The above named insured ("the insured") is the debtor. security interest and Afco may execute and deliver on the insured's Afco Credit Corporation ("Afco") is the lender to whom the debt is owed. behalf all documents, instruments of payment, forms and notices of any Singular words shall mean plural and vice versa as may be required in order kind relating to the insurance policies in furtherance of this Agreement. to give the Agreement meaning. "Insurance company or company", 4. DEFAULT CHARGES: If the insured is more than 7 days late in "insurance policy or policy" and "premium" refer to those items listed under making an installment payment to Afco, then the insured will pay to Afco "Schedule of Policies". in addition to the installment, a default charge of 5% of the unpaid balance

2. PROMISE OF REPAYMENT: The insured requests Afco to pay the on the delinquent installment. premiums on the policies shown above. The insured promises to pay to Afco at its office the amount stated in Block E above, according to the Payment THE INSURED AGREES TO THE PROVISIONS Schedule shown above subject to the rest of the terms of this contract.

3.  POWER OF ATTORNEY: The insured irrevocably appoints Afco its
    Attorney-In-Fact with full authority to cancel the insurance policies, receive all sums assigned to Afco or in which it has granted Afco a security interst and Afco may execute and deliver on the insured's behalf all documents, instruments of payment, forms and notices of any kind relating to the insurance policies in furtherance of this Agreement.

4. DEFAULT CHARGES: If the insured is more than 7 days late in making an installment payment to Afco, then the insured will pay to Afco in addition to the installment, a default charge of 5% of the unpaid balance on the delinquent installment.


                      THE INSURED AGREES TO THE PROVISIONS
                  ABOVE AND ON THE LAST PAGE OF THIS AGREEMENT

X _____________________________________________________
  _____________________________________________________
                  SIGNATURE OF INSURED(S)


Date __________________________


SIGNATURE OF INSURED(S)


                           PRODUCER'S REPRESENTATIONS

The undersigned warrants and agrees:

(1) the insured has received a copy of this Agreement, and the Required Federal Truth-in-Lending Disclosures for Personal Lines Insurance, if applicable, (2) the policies are in full force and effect and the information in the schedule of policies and the premiums are correct, (3) the insured has authorized this transaction and recognizes the security interest assigned herein, (4) to hold in trust for Afco any payments made or credited to the insured through or to the undersigned, directly, indirectly, actually or constructively by any of the insurance companies and to pay the monies to Afco upon demand to satisfy the then outstanding indebtedness of the insured and that any lien the undersigned now has or hereafter may acquire on any return premium arising out of the above listed insurance policies is subordinated to Afco's lien or security interest therein, (5) there are no exceptions to the policies financed other than those indicated and the policies comply with Afco's eligibility requirements, (6) no Audit or Reporting Form Policies, policies subject to Retrospective Rating or to minimum earned premiums are included except as indicated and that the Deposit or Provisional Premiums are not less than anticipated premiums to be earned for the full term of the policies, if policy is subject to minimum earned premium, it is $______________, (7) the policies can be cancelled by the insured or the company at any time and the unearned premiums will be Number of Exceptions computed on the standard short rate or pro rata table except as indicated, (8) the undersigned represents that a proceeding in bankruptcy, receivership or insolvency has not been instituted by or against the named insured or if the named insured is the subject of such a proceeding, it is noted on the Premium Finance Agreement In the space in which the insured's name and address is placed.

                                                        INDICATE POLICY & PREFIX
                                                            NUMBER OF EXCEPTIONS

Date __________________________

                                        X_______________________________________
                                             SIGNATURE OF AGENT OR BROKER

                   REMAINING PROVISIONS OF SECURITY AGREEMENT

5. SECURITY INTEREST: The insured assigned to Afco as security for the total amount payable in this Agreement and all unearned premiums and dividends which may become payable under the insurance policies. The insured gives to Afco a security interest in all items mentioned in this paragraph.
6. FINANCE CHARGE: The finance charge shown in Box D begins to accrue as of the earliest policy effective date.
7. THIS AGREEMENT BECOMES A CONTRACT: This Agreement becomes a binding contract when Afco mails a written acceptance to the insured.
8. WARRANTY OF ACCURACY: The insured warrants to Afco that the insurance policies listed in the schedule have been issued to the insured and are in full force and effect and that the insured has not assigned any interest in the policies except for the interest of mortgagees and loss payees.
9. REPRESENTATION OF SOLVENCY: The insured represents that the insured is not insolvent or presently the subject of any insolvency proceeding.
10. CANCELLATION: Afco may cancel the insurance policies and the unpaid balance due to Afco shall be immediately payable by the insured if the insured does not pay any installment according to the terms of this Agreement, or upon the transfer or assignment of the scheduled policies without the consent of Afco. Afco at its option may enforce payment of this debt without recourse to the security given to Afco.
11. MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to Afco after Afco's Notice of Cancellation of the insurance policies has been mailed may be credited to the insured's account without affecting the acceleration of this Agreement and without any liability or obligation on Afco's part to request the reinstatement of the cancelled insurance polices. Any money Afco receives from an insurance company shall be credited to the amount due Afco with any surplus being paid over to whomever is entitled to the money. If there is a balance due after Afco receives the unearned premiums, dividends or loss payments which reduce unearned premiums from the insurance company then the insured will pay the balance to Afco with interest at the rate shown in this contract.
12. REFUND CREDIT: The insured will receive a refund credit of the finance charge if the account is voluntarily prepaid in full prior to the last installment due date. The refund shall be computed according to the Rule of 78s subject to a $15.00 nonrefundable charge.
13. INSURANCE AGENT OR BROKER: Afco makes no warrantees or representations concerning the financed insurance coverage nor has it played any part in the selection, structuring or acquisition of such coverage. This Agreement represents the entire understanding of the parties. Afco has not authorized any party whatsoever to make any representations, commitments or promises.
14. SPECIAL INSURANCE POLICIES: If the insurance policy issued to the insured is auditable or is a reporting form policy or subject to retrospective rating, then the insured promises to pay the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by Afco which the insurance company retains.
15. RETURNED CHECK CHARGE: Afco may charge and collect a fee, not to exceed $20.00, for each check returned to Afco because the drawer had no account or insufficient funds in the payor bank.
16. ATTORNEY FEES: If, for collection, this Agreement is placed in the hands of an attorney who is not a salaried employee of Afco, then the insured agrees to pay to Afco a reasonable attorney fee as assessed by a court in its judgment.
17. SUCCESSORS AND ASSIGNS: All legal rights given to Afco shall benefit Afco's successors and assigns. The insured agrees not to assign the policy without Afco's written consent except for the interest of mortgagees and loss payees.
18. ADDITIONAL PREMIUMS: The money paid by Afco is only for the premium as determined at the time the insurance policy is issued. Afco's payment shall not be applied by the insurance company to pay for any additional premiums owed by the insured as a result of any type of mis-classification of the risk. The insured agrees to pay the company any additional premiums which become due for any reason. Afco may assign to the company any rights it has against the insured for premiums due the company in excess of the premiums returned to Afco.

                                                              INSURED'S INITIALS

                                                                     1 Page of 2
                      COMMERCIAL PREMIUM FINANCE AGREEMENT

Agent (Name and Address)                                              Insured (Name and Address as shown on the policy





A)  Total Premiums           B)  Down Payment   C)   Amount Financed     D)  Finance Charges          E)  Total Payments
                 0                         0                      0                       0                           0

F)  Annual Percentage Rate                           Amount of Payments      First Installment Due        Installment Due Dates
                         0                 0                      0                              0                            0

                                                  SCHEDULE OF POLICIES

                                           Name of Insurance Company and
                                           Name and Address of General
Policy Prefix and    Effective Date of     or Policy Issuing Agent or         Type of       Months        Premium $
Numbers              Policy/Inst.          Intermediary                       Coverage      Covered






(1) DEFINITIONS: The above named insured ("the insured") is the debtor. AFCO Credit Corporation ("AFCO") is the lender to whom the debt is owed. "Insurance company" or "company", "insurance policy" or "policy" and "premium" refer to those items listed under the "Schedule of Policies". Singular words mean plural and vice-versa as may be required in order to give the agreement meaning. For New York insureds, services for which any charge pursuant to Insurance Law,
Section 2119, is imposed, are in connection with obtaining and servicing the policies listed herein.

NOTICE: 1. Do not sign this agreement before you read it or if it contains any blank space. 2. You are entitled to a completely filled in copy of this agreement. 3. Under the law, you have the right to pay off in advance the full amount due and under certain conditions to obtain a partial refund of the service charge.

                  INSURED AGREES TO THE TERMS SET FORTH ABOVE
                     AND ON THE LAST PAGE OF THIS AGREEMENT

____________________________     X_________________________________________________      _______________      ______________
INSURED'S NAME                    SIGNATURE OF INSURED OR AUTHORIZED REPRESENTATIVE      TITLE                DATE
09292000MDixibabxxxxiadbxxx

                        AGENT OR BROKER REPRESENTATIONS

The undersigned warrants and agrees: 1. The policies are in full force and effect and the information in the Schedule of Policies and the premiums are correct. 2. The insured has authorized this transaction and recognizes the security interest assigned herein and has received a copy of this agreement. 3. To hold in trust for AFCO any payments made or credited to the insured through or to the undersigned, directly or indirectly, actually or constructively by the insurance companies or AFCO and to pay the monies as well as any unearned commissions to AFCO upon demand to satisfy the outstanding indebtedness of the insured. Any lien the undersigned has or may acquire in the return premiums arising out of the listed insurance policies is subordinated to AFCO's lien or security interest therein. 4. The policies comply with AFCO's eligibility requirements. 5. No audit or reporting form policies, policies subject to retrospective rating or minimum earned premium are included. The deposit or provisional premiums are not less than anticipated premiums to be earned for the full term of the policies. 6. The policies can be cancelled by the insured and the unearned premiums will be computed on the standard short-rate or pro-rata table. 7. The undersigned represents that a proceeding in bankruptcy, receivership, or insolvency has not been instituted by or against the named insured.

     IF THERE ARE ANY EXCEPTIONS TO THE ABOVE STATEMENTS PLEASE LIST BELOW:

     THE UNDERSIGNED FURTHER WARRANTS THAT IT HAS RECEIVED THE DOWN PAYMENT AND ANY OTHER SUMS DUE AS REQUIRED BY THE AGREEMENT AND IS HOLDING SAME OR THEY ARE ATTACHED TO THIS AGREEMENT


____________________________    X____________________________________________    _______________      ______________
AGENT OR BROKER                  SIGNATURE OF AGENT OR BROKER                    TITLE                DATE

                                                                     2 Page of 2

(2) LIMITED POWER OF ATTORNEY: The insured irrevocably appoints AFCO as its attorney in fact with full authority to cancel the insurance policies for the reasons stated in paragraph (14), and to receive all sums assigned to AFCO or in which it has granted AFCO a security interest. AFCO may execute and deliver on the insured's behalf all documents, instruments of payment, forms, and notices of any kind relating to the insurance policies in furtherance of this agreement.
(3) PROMISE OF PAYMENT: The insured requests that AFCO pay the premiums in the Schedule of Policies. The insured promises to pay to AFCO the amount stated in Block E above according to the payment schedule, subject to the remaining terms of this agreement.
(4) SECURITY INTEREST: The insured assigns to AFCO as security for the total amount payable in this agreement any and all unearned premiums and dividends which may become payable under the insurance policies for whatever reason and loss payments which reduce the unearned premiums subject to any mortgagee or loss payee interests. The insured gives to AFCO a security interest in all items mentioned in this paragraph. The insured further grants to AFCO its interest which may arise under any state insurance guarantee fund relating to any policy shown in the Schedule of Policies.
(5) WARRANTY OF ACCURACY: The insured warrants to AFCO that the insurance policies listed in the Schedule have been issued to the insured and are in full force and effect and that the insured has not assigned any interest in the policies except for the interest of mortgagees and loss payees. The insured authorizes AFCO to insert or correct on this agreement, if omitted or incorrect, the insurer's name, the policy numbers, and the due date of the first installment. AFCO is permitted to correct any obvious errors. In the event of any change or insertion, AFCO will give the insured written notice of those changes or corrections made in accordance with this provision.
(6) REPRESENTATION OF SOLVENCY: The insured represents that the insured is not insolvent or presently the subject of any insolvency proceeding.
(7) ADDITIONAL PREMIUMS: The money paid by AFCO is only for the premium as determined at the time the insurance policy is issued. The insured agrees to pay the company any additional premiums which become due for any reason. AFCO may assign the company any rights it has against the insured for premiums due the company in excess of the premiums returned to AFCO.
(8) SPECIAL INSURANCE POLICIES: If the insurance policy issued to the insured is auditable or is a reporting form policy or is subject to retrospective rating, then the insured promises to pay to the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by AFCO which the insurance company retains.
(9) NAMED INSURED: If the insurance policy provides that the first named insured in the policy shall be responsible for payment of premiums and shall act on behalf of all other insureds with respect to any actions relating to the policy, then the same shall apply to this agreement. If such is not the case, then all insureds' names must be shown on this agreement unless a separate agreement specifies one insured to act in all matters for the others.
(10) FINANCE CHARGE: The finance charge shown in Block D begins to accrue as of the earliest policy effective date unless otherwise indicated in the Schedule of Policies.
(11) AGREEMENT BECOMES A CONTRACT: This agreement becomes a binding contract when AFCO mails a written acceptance to the insured.
(12) DEFAULT CHARGES: If the insured is late in making an installment payment to AFCO by more than the number of days specified by law the insured will pay to AFCO a delinquency charge not to exceed the maximum charge permitted by law.
(13) DISHONORED CHECK: If an insured's check is dishonored for any reason and if permitted by law, the insured will pay to AFCO a fee for expenses in processing that check not to exceed the amount permitted by law.
(14) CANCELLATION: AFCO may cancel the insurance policies after giving any required statutory notice and the unpaid balance due to AFCO shall be immediately payable by the insured if the insured does not pay any installment according to the terms of this agreement. AFCO at its option may enforce payment of this debt without recourse to the security given to AFCO. If cancellation occurs, the borrower agrees to pay a finance charge on the balance due at the contract rate of interest until that balance is paid in full or until such other date as required by law.
(15) CANCELLATION CHARGES: If AFCO cancels any insurance policy in accordance with the terms of this agreement, then the insured will pay AFCO a cancellation charge, if permitted, up to the limit specified by law.
(16) MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to AFCO after AFCO's notice of cancellation of the insurance policy has been mailed may be credited to the insured's account without affecting the acceleration of this agreement and without any liability or obligation on AFCO's part to request reinstatement of a cancelled insurance policy. Any money AFCO receives from an insurance company shall be credited to the amount due AFCO with any surplus being paid over to whomever is entitled to the money. No refund of less than $1.00 shall be made. In the event that AFCO does request, on the insured's behalf, a reinstatement of the policy, such request does not guarantee that coverage under the policy will be reinstated or continued.
(17) ATTORNEY FEES - COLLECTION EXPENSE: If, for collection, this agreement is placed in the hands of an attorney who is not a salaried employee of AFCO, then the insured agrees to pay reasonable attorney fees and costs including those in the course of appeal as well as other expenses, as permitted by law or granted by the court.
(18) REFUND CREDITS: The insured will receive a refund credit of the finance charge if the account is voluntarily prepaid in full prior to the last installment due date as required or permitted by law. Any minimum or fully earned fees will be deducted as permitted by law.
(19) INSURANCE AGENT OR BROKER: The insurance agent or broker named in this agreement is the insured's agent, not AFCO's, and AFCO is not legally bound by anything the agent or broker represents to the insured orally or in writing.
(20) NOT A CONDITION OF OBTAINING INSURANCE: This agreement is not required as a condition of the insured obtaining insurance coverage.
(21) SUCCESSORS AND ASSIGNS: All legal rights given to AFCO shall benefit AFCO's successors and assigns. The insured will not assign the policies without AFCO's written consent except for the interest of mortgagees and loss payees.
(22) LIMITATION OF LIABILITY: The insured agrees that AFCO's liability for breach of any of the terms of this agreement or the wrongful exercise of any of its powers shall be limited to the amount of the principal balance outstanding except in the event of gross negligence or willful misconduct.
(23) ENTIRE DOCUMENT - GOVERNING LAW: This document is the entire agreement between AFCO and the insured and can only be changed in writing and signed by both parties except as stated in paragraph (5). The laws of the state indicated in the insured's address as set forth in the Schedule will govern this agreement unless stated in that Schedule.


                                                              INSURED'S INITIALS

                                                                     1 Page of 2
                      COMMERCIAL PREMIUM FINANCE AGREEMENT

Agent (Name and Address)                                              Insured (Name and Address as shown on the policy





A)  Total Premiums           B)  Down Payment   C)   Amount Financed     D)  Finance Charges          E)  Total Payments
                 0                         0                      0                       0                           0

F)  Annual Percentage Rate    No. of Payments        Amount of Payments      First Installment Due        Installment Due Dates
                         0                 0                      0                              0                            0

                                                  SCHEDULE OF POLICIES

                                           Name of Insurance Company and
                                           Name and Address of General
Policy Prefix and    Effective Date of     or Policy Issuing Agent or         Type of       Months        Premium $
Numbers              Policy/Inst.          Intermediary                       Coverage      Covered








DEFINITIONS: The above named insured ("the insured") is the debtor. AFCO Credit Corporation ("AFCO") is the lender to whom the debt is owed. "Insurance company" or "company", "insurance policy" or "policy" and "premium" refer to those items listed under the "Schedule of Policies". Singular words mean plural and vice-versa as may be required in order to give the Agreement meaning.
(2) LIMITED POWER OF ATTORNEY: The insured irrevocably appoints AFCO as its attorney in fact with full authority to cancel the insurance policies for the reasons stated in paragraph (14), and to receive all sums assigned to AFCO or in which it has granted AFCO a security interest. AFCO may execute and deliver on the insured's behalf all documents, instruments of payment, forms, and notices of any kind relating to the insurance policies in furtherance of this Agreement.

                  INSURED AGREES TO THE TERMS SET FORTH ABOVE
                     AND ON THE LAST PAGE OF THIS AGREEMENT

____________________________     X_________________________________________________      _______________      ______________
INSURED'S NAME                    SIGNATURE OF INSURED OR AUTHORIZED REPRESENTATIVE      TITLE                DATE
09292000MDixibabxxxxiadbxxx


                        AGENT OR BROKER REPRESENTATIONS

The undersigned warrants and agrees: 1. The policies are in full force and effect and the information in the Schedule of Policies and the premiums are correct. 2. The insured has authorized this transaction and recognizes the security interest assigned herein and has received a copy of this Agreement. 3. To hold in trust for AFCO any payments made or credited to the insured through or to the undersigned, directly or indirectly, actually or constructively by the insurance companies or AFCO and to pay the monies as well as any unearned commissions to AFCO upon demand to satisfy the outstanding indebtedness of the insured. Any lien the undersigned has or may acquire in the return premiums arising out of the listed insurance policies is subordinated to AFCO's lien or security interest therein. 4. The policies comply with AFCO's eligibility requirements. 5. No audit or reporting form policies, policies subject to retrospective rating or minimum earned premium are included. The deposit or provisional premiums are not less than anticipated premiums to be earned for the full term of the policies. 6. The policies can be cancelled by the insured and the unearned premiums will be computed on the standard short-rate or pro-rata table. 7. The undersigned represents that a proceeding in bankruptcy, receivership, or insolvency has not been instituted by or against the named insured.

     IF THERE ARE ANY EXCEPTIONS TO THE ABOVE STATEMENTS PLEASE LIST BELOW:

     THE UNDERSIGNED FURTHER WARRANTS THAT IT HAS RECEIVED THE DOWN PAYMENT AND ANY OTHER SUMS DUE AS REQUIRED BY THE AGREEMENT AND IS HOLDING SAME OR THEY ARE ATTACHED TO THIS AGREEMENT


____________________________    X____________________________________________    _______________      ______________
AGENT OR BROKER                  SIGNATURE OF AGENT OR BROKER                    TITLE                DATE

(3) PROMISE OF PAYMENT: The insured requests that AFCO pay the premiums in the Schedule of Policies. The insured promises to pay to AFCO the amount stated in Block E above according to the payment schedule, subject to the remaining terms of this Agreement.
(4) SECURITY INTEREST: The insured assigns to AFCO as security for the total amount payable in this Agreement any and all unearned premiums and dividends which may become payable under the insurance policies for whatever reason and loss payments which reduce the unearned premiums subject to any mortgagee or loss payee interests. The insured gives to AFCO a security interest in all items mentioned in this paragraph. The insured further grants to AFCO its interest which may arise under any state insurance guarantee fund relating to any policy shown in the Schedule of Policies.
(5) WARRANTY OF ACCURACY: The insured warrants to AFCO that the insurance policies listed in the Schedule have been issued to the insured and are in full force and effect and that the insured has not assigned any interest in the policies except for the interest of mortgagees and loss payees. The insured authorizes AFCO to insert or correct on this Agreement, if omitted or incorrect, the insurer's name, the policy numbers, and the due date of the first installment. AFCO is permitted to correct any obvious errors. In the event of any change or insertion, AFCO will give the insured written notice of those changes or corrections made in accordance with this provision.
(6) REPRESENTATION OF SOLVENCY: The insured represents that the insured is not insolvent or presently the subject of any insolvency proceeding.
(7) ADDITIONAL PREMIUMS: The money paid by AFCO is only for the premium as determined at the time the insurance policy is issued. The insured agrees to pay the company any additional premiums which become due for any reason. AFCO may assign the company any rights it has against the insured for premiums due the company in excess of the premiums returned to AFCO.
(8) SPECIAL INSURANCE POLICIES: If the insurance policy issued to the insured is auditable or is a reporting form policy or is subject to retrospective rating, then the insured promises to pay to the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by AFCO which the insurance company retains.
(9) NAMED INSURED: If the insurance policy provides that the first named insured in the policy shall be responsible for payment of premiums and shall act on behalf of all other insureds with respect to any actions relating to the policy, then the same shall apply to this Agreement. If such is not the case, then all insureds' names must be shown on this Agreement unless a separate agreement specifies one insured to act in all matters for the others.
(10) FINANCE CHARGE: The finance charge shown in Block D begins to accrue as of the earliest policy effective date unless otherwise indicated in the Schedule of Policies. Interest will be calculated on a daily basis. Each day shall count as 1/360th of a year.
(11) AGREEMENT BECOMES A CONTRACT: This Agreement becomes a binding contract when AFCO mails a written acceptance to the insured.
(12) DEFAULT CHARGES: If the insured is late in making an installment payment to AFCO by more than the number of days specified by law the insured will pay to AFCO a delinquency charge not to exceed the maximum charge permitted by law.
(13) DISHONORED CHECK: If an insured's check is dishonored for any reason and if permitted by law, the insured will pay to AFCO a fee for expenses in processing that check not to exceed the amount permitted by law.
(14) CANCELLATION: AFCO may cancel the insurance policies after giving any required statutory notice and the unpaid balance due to AFCO shall be immediately payable by the insured if the insured does not pay any installment according to the terms of this Agreement. AFCO at its option may enforce payment of this debt without recourse to the security given to AFCO. If cancellation occurs, the borrower agrees to pay a finance charge on the balance due at the contract rate of interest until that balance is paid in full or until such other date as required by law.
(15) CANCELLATION CHARGES: If AFCO cancels any insurance policy in accordance with the terms of this Agreement, then the insured will pay AFCO a cancellation charge, if permitted, up to the limit specified by law.
(16) MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to AFCO after AFCO's notice of cancellation of the insurance policy has been mailed may be credited to the insured's account without affecting the acceleration of this Agreement and without any liability or obligation on AFCO's part to request reinstatement of a cancelled insurance policy. Any money AFCO receives from an insurance company shall be credited to the amount due AFCO with any surplus being paid over to whomever is entitled to the money. No refund of less the $1.00 shall be made. In the event that AFCO does request, on the insured's behalf, a reinstatement of the policy, such request does not guarantee that coverage under the policy will be reinstated or continued.
(17) ATTORNEY FEES - COLLECTION EXPENSE: If, for collection, this Agreement is placed in the hands of an attorney who is not a salaried employee of AFCO, then the insured agrees to pay reasonable attorney fees and costs including those in the course of appeal as well as other expenses, as permitted by law or granted by the court.
(18) REFUND CREDITS: The insured will receive a refund credit of the finance charge if the account is voluntarily prepaid in full prior to the last installment due date as required or permitted by law. Any minimum or fully earned fees will be deducted as permitted by law.
(19) INSURANCE AGENT OR BROKER: The insurance agent or broker named in this Agreement is the insured's agent, not AFCO's, and AFCO is not legally bound by anything the agent or broker represents to the insured orally or in writing.
(20) NOT A CONDITION OF OBTAINING INSURANCE: This Agreement is not required as a condition of the insured obtaining insurance coverage.
(21) SUCCESSORS AND ASSIGNS: All legal rights given to AFCO shall benefit AFCO's successors and assigns. The insured will not assign the policies without AFCO's written consent except for the interest of mortgagees and loss payees.
(22) LIMITATION OF LIABILITY: The insured agrees that AFCO's liability for breach of any of the terms of this Agreement or the wrongful exercise of any of its powers shall be limited to the amount of the principal balance outstanding except in the event of gross negligence or willful misconduct.
(23) ENTIRE DOCUMENT- GOVERNING LAW: This document is the entire Agreement between AFCO and the insured and can only be changed in writing and signed by both parties except as stated in paragraph (5). The laws of the state indicated in the insured's address as set forth in the Schedule will govern this Agreement unless stated in that Schedule.

                                                              INSURED'S INITIALS

                                                1 Page of 2
                      COMMERCIAL PREMIUM FINANCE AGREEMENT

 Agent (Name and Address)     Insured (Name and Address as shown on the policy)

----------------------------  -------------------------------------------------



A) Total Premiums   B) Down Payment   C) Amount Financed    D) Finance Charge  E) Total Payments
                0                 0                    0                    0                  0
-----------------   ---------------   ------------------    -----------------  -----------------

F) Annual Percentage Rate    No. of Payments   Amount of Payments  First Installment Due  Installment Due Dates
                        0                  0                    0                      0                      0
-------------------------    ---------------   ------------------  ---------------------  ---------------------

                                        SCHEDULE OF POLICIES

Policy Prefix and     Effective Date of      Name of Insurance Company and Name and Address of    Type of    Months    Premium $
   Numbers             Policy/Inst.           General or Policy Issuing Agent or Intermediary     Coverage   Covered
------------------   -------------------     ------------------------------------------------     ---------  --------   ----------





(1) DEFINITIONS: The above named insured ("the insured") is the debtor. AFCO Credit Corporation ("AFCO") is the lender to whom the debt is owed. "Insurance company" or "company", "insurance policy" or "policy" and "premium" refer to those items listed under the "Schedule of Policies". Singular words mean plural and vice-versa as may be required in order to give the agreement meaning. For New York insureds, services for which any charge pursuant to Insurance Law,
Section 2119, is imposed, are in connection with obtaining and servicing the policies listed herein.

NOTICE TO INSURED: 1. Do not sign this agreement before you read it or if it contains any blank space. 2. You are entitled to a completely filled in copy of this agreement at the time you sign. 3. Under the law, you have the right to pay off in advance the full amount due and under certain conditions to obtain a partial refund of the service charge. 4. Keep your copy of this agreement to protect your legal rights.

    INSURED AGREES TO THE TERMS SET FORTH ABOVE AND ON THE LAST PAGE OF THIS
                                    AGREEMENT
                X
--------------- -------------------------------------------------  ------ -----
INSURED'S NAME  SIGNATURE OF INSURED OR AUTHORIZED REPRESENTATIVE   TITLE   DATE
09292000MDixibabxxxxiadbxxx

                         AGENT OR BROKER REPRESENTATIONS

The undersigned warrants and agrees: 1. The policies are in full force and effect and the information in the Schedule of Policies and the premiums are correct. 2. The insured has authorized this transaction and recognizes the security interest assigned herein and has received a copy of this agreement. 3. To hold in trust for AFCO any payments made or credited to the insured through or to the undersigned, directly or indirectly, actually or constructively by the insurance companies or AFCO and to pay the monies as well as any unearned commissions to AFCO upon demand to satisfy the outstanding indebtedness of the insured. Any lien the undersigned has or may acquire in the return premiums arising out of the listed insurance policies is subordinated to AFCO's lien or security interest therein. 4. The policies comply with AFCO's eligibility requirements. 5. No audit or reporting form policies, policies subject to retrospective rating or minimum earned premium are included. The deposit or provisional premiums are not less than anticipated premiums to be earned for the full term of the policies. 6. The policies can be cancelled by the insured and the unearned premiums will be computed on the standard short-rate or pro-rata table. 7. The undersigned represents that a proceeding in bankruptcy, receivership, or insolvency has not been instituted by or against the named insured.

     IF THERE ARE ANY EXCEPTIONS TO THE ABOVE STATEMENTS PLEASE LIST BELOW:

THE UNDERSIGNED FURTHER WARRANTS THAT IT HAS RECEIVED THE DOWN PAYMENT AND ANY OTHER SUMS DUE AS REQUIRED BY THE AGREEMENT AND IS HOLDING SAME OR THEY ARE ATTACHED TO THIS AGREEMENT

                     X
-----------------    -------------------------------   -------------   --------
AGENT OR BROKER       SIGNATURE OF AGENT OR BROKER      TITLE             DATE


                                                           2 Page of 2

(2) LIMITED POWER OF ATTORNEY: The insured irrevocably appoints AFCO as its attorney in fact with full authority to cancel the insurance policies for the reasons stated in paragraph (14), and to receive all sums assigned to AFCO or in which it has granted AFCO a security interest. AFCO may execute and deliver on the insured's behalf all documents, instruments of payment, forms, and notices of any kind relating to the insurance policies in furtherance of this agreement.

(3) PROMISE OF PAYMENT: The insured requests that AFCO pay the premiums in the Schedule of Policies. The insured promises to pay to AFCO the amount stated in Block E above according to the payment schedule, subject to the remaining terms of this agreement.

(4) SECURITY INTEREST: The insured assigns to AFCO as security for the total amount payable in this agreement any and all unearned premiums and dividends which may become payable under the insurance policies for whatever reason and loss payments which reduce the unearned premiums subject to any mortgagee or loss payee interests. The insured gives to AFCO a security interest in all items mentioned in this paragraph. The insured further grants to AFCO its interest which may arise under any state insurance guarantee fund relating to any policy shown in the Schedule of Policies.

(5) WARRANTY OF ACCURACY: The insured warrants to AFCO that the insurance policies listed in the Schedule have been issued to the insured and are in full force and effect and that the insured has not assigned any interest in the policies except for the interest of mortgagees and loss payees. The insured authorizes AFCO to insert or correct on this agreement, if omitted or incorrect, the insurer's name, the policy numbers, and the due date of the first installment. AFCO is permitted to correct any obvious errors. In the event of any change or insertion, AFCO will give the insured written notice of those changes or corrections made in accordance with this provision.

(6) REPRESENTATION OF SOLVENCY: The insured represents that the insured is not insolvent or presently the subject of any insolvency proceeding.

(7) ADDITIONAL PREMIUMS: The money paid by AFCO is only for the premium as determined at the time the insurance policy is issued. The insured agrees to pay the company any additional premiums which become due for any reason. AFCO may assign the company any rights it has against the insured for premiums due the company in excess of the premiums returned to AFCO.

(8) SPECIAL INSURANCE POLICIES: If the insurance policy issued to the insured is auditable or is a reporting form policy or is subject to retrospective rating, then the insured promises to pay to the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by AFCO which the insurance company retains.

(9) NAMED INSURED: If the insurance policy provides that the first named insured in the policy shall be responsible for payment of premiums and shall act on behalf of all other insureds with respect to any actions relating to the policy, then the same shall apply to this agreement. If such is not the case, then all insureds' names must be shown on this agreement unless a separate agreement specifies one insured to act in all matters for the others.

(10) FINANCE CHARGE: The finance charge shown in Block D begins to accrue as of the earliest policy effective date unless otherwise indicated in the Schedule of Policies.

(11) AGREEMENT BECOMES A CONTRACT: This agreement becomes a binding contract when AFCO mails a written acceptance to the insured.

(12) DEFAULT CHARGES: If the insured is late in making an installment payment to AFCO by more than the number of days specified by law the insured will pay to AFCO a delinquency charge not to exceed the maximum charge permitted by law.

(13) DISHONORED CHECK: If an insured's check is dishonored for any reason and if permitted by law, the insured will pay to AFCO a fee for expenses in processing that check not to exceed the amount permitted by law.

(14) CANCELLATION: AFCO may cancel the insurance policies after giving any required statutory notice and the unpaid balance due to AFCO shall be immediately payable by the insured if the insured does not pay any installment according to the terms of this agreement. AFCO at its option may enforce payment of this debt without recourse to the security given to AFCO. If cancellation occurs, the borrower agrees to pay a finance charge on the balance due at the contract rate of interest until that balance is paid in full or until such other date as required by law.

(15) CANCELLATION CHARGES: If AFCO cancels any insurance policy in accordance with the terms of this agreement, then the insured will pay AFCO a cancellation charge, if permitted, up to the limit specified by law.

(16) MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to AFCO after AFCO's notice of cancellation of the insurance policy has been mailed may be credited to the insured's account without affecting the acceleration of this agreement and without any liability or obligation on AFCO's part to request reinstatement of a cancelled insurance policy. Any money AFCO receives from an insurance company shall be credited to the amount due AFCO with any surplus being paid over to whomever is entitled to the money. No refund of less than $1.00 shall be made. In the event that AFCO does request, on the insured's behalf a reinstatement of the policy such request does not guarantee that coverage under the policy will be reinstated or continued.

(17) ATTORNEY FEES - COLLECTION EXPENSE: If, for collection, this agreement is placed in the hands of an attorney who is not a salaried employee of AFCO, then the insured agrees to pay reasonable attorney fees and costs including those in the course of appeal as well as other expenses, as permitted by law or granted by the court.

(18) REFUND CREDITS: The insured will receive a refund credit of the finance charge if the account is voluntarily prepaid in full prior to the last installment due date as required or permitted by law. Any minimum or fully earned fees will be deducted as permitted by law.

(19) INSURANCE AGENT OR BROKER: The insurance agent or broker named in this agreement is the insured's agent, not AFCO's and AFCO is not legally bound by anything the agent or broker represents to the insured orally or in writing.

(20) NOT A CONDITION OF OBTAINING INSURANCE: This agreement is not required as a condition of the insured obtaining insurance coverage.

(21) SUCCESSORS AND ASSIGNS: All legal rights given to AFCO shall benefit AFCO's successors and assigns. The insured will not assign the policies without AFCO's written consent except for the interest of mortgagees and loss payees.

(22) LIMITATION OF LIABILITY: The insured agrees that AFCO's liability for breach of any of the terms of this agreement or the wrongful exercise of any of its powers shall be limited to the amount of the principal balance outstanding except in the event of gross negligence or willful misconduct.

(23) ENTIRE DOCUMENT - GOVERNING LAW: This document is the entire agreement between AFCO and the insured and can only be changed in writing and signed by both parties except as stated in paragraph (5). The laws of the state indicated in the insured's address as set forth in the Schedule will govern this agreement unless stated in that Schedule.


                                               INSURED'S INITIALS

                                               ------------------

                                                                     1 Page of 2
                      COMMERCIAL PREMIUM FINANCE AGREEMENT

Agent (Name and Address)                                              Insured (Name and Address as shown on the policy





A)  Total Premiums           B)  Down Payment   C)   Amount Financed     D)  Finance Charges          E)  Total Payments
                 0                         0                      0                       0                           0

F)  Annual Percentage Rate    No. of Payments        Amount of Payments      First Installment Due        Installment Due Dates
                         0                 0                      0                              0                            0

                                                  SCHEDULE OF POLICIES

                                           Name of Insurance Company and
                                           Name and Address of General
Policy Prefix and    Effective Date of     or Policy Issuing Agent or         Type of       Months        Premium $
Numbers              Policy/Inst.          Intermediary                       Coverage      Covered






(1) DEFINITIONS: The above named insured ("the insured") is the debtor. AFCO Credit Corporation ("AFCO") is the lender to whom the debt is owed. "Insurance company" or "company", "insurance policy" or "policy" and "premium" refer to those items listed under the "Schedule of Policies". Singular words mean plural and vice-versa as may be required in order to give the Agreement meaning.
(2) LIMITED POWER OF ATTORNEY: The insured irrevocably appoints AFCO as its attorney in fact with full authority to cancel the insurance policies for the reasons stated in paragraph (14), and to receive all sums assigned to AFCO or in which it has granted AFCO a security interest. AFCO may execute and deliver on the insured's behalf all documents, instruments of payment, forms, and notices of any kind relating to the insurance policies in furtherance of this Agreement.

                  INSURED AGREES TO THE TERMS SET FORTH ABOVE
                     AND ON THE LAST PAGE OF THIS AGREEMENT

____________________________     X_________________________________________________      _______________      ______________
INSURED'S NAME                    SIGNATURE OF INSURED OR AUTHORIZED REPRESENTATIVE      TITLE                DATE
09292000MDixibabxxxxiadbxxx


                        AGENT OR BROKER REPRESENTATIONS

The undersigned warrants and agrees: 1. The policies are in full force and effect and the information in the Schedule of Policies and the premiums are correct. 2. The insured has authorized this transaction and recognizes the security interest assigned herein and has received a copy of this Agreement. 3. To hold in trust for AFCO any payments made or credited to the insured through or to the undersigned, directly or indirectly, actually or constructively by the insurance companies or AFCO and to pay the monies as well as any unearned commissions to AFCO upon demand to satisfy the outstanding indebtedness of the insured. Any lien the undersigned has or may acquire in the return premiums arising out of the listed insurance policies is subordinated to AFCO's lien or security interest therein. 4. The policies comply with AFCO's eligibility requirements. 5. No audit or reporting form policies, policies subject to retrospective rating or minimum earned premium are included. The deposit or provisional premiums are not less than anticipated premiums to be earned for the full term of the policies. 6. The policies can be cancelled by the insured and the unearned premiums will be computed on the standard short-rate or pro-rata table. 7. The undersigned represents that a proceeding in bankruptcy, receivership, or insolvency has not been instituted by or against the named insured.

     IF THERE ARE ANY EXCEPTIONS TO THE ABOVE STATEMENTS PLEASE LIST BELOW:

     THE UNDERSIGNED FURTHER WARRANTS THAT IT HAS RECEIVED THE DOWN PAYMENT AND ANY OTHER SUMS DUE AS REQUIRED BY THE AGREEMENT AND IS HOLDING SAME OR THEY ARE ATTACHED TO THIS AGREEMENT


____________________________    X____________________________________________    _______________      ______________
AGENT OR BROKER                  SIGNATURE OF AGENT OR BROKER                    TITLE                DATE

(3) PROMISE OF PAYMENT: The insured requests that AFCO pay the premiums in the Schedule of Policies. The insured promises to pay to AFCO the amount stated in Block E above according to the payment schedule, subject to the remaining terms of this Agreement.
(4) SECURITY INTEREST: The insured assigns to AFCO as security for the total amount payable in this Agreement any and all unearned premiums and dividends which may become payable under the insurance policies for whatever reason and loss payments which reduce the unearned premiums subject to any mortgagee or loss payee interests. The insured gives to AFCO a security interest in all items mentioned in this paragraph. The insured further grants to AFCO its interest which may arise under any state insurance guarantee fund relating to any policy shown in the Schedule of Policies.
(5) WARRANTY OF ACCURACY: The insured warrants to AFCO that the insurance policies listed in the Schedule have been issued to the insured and are in full force and effect and that the insured has not assigned any interest in the policies except for the interest of mortgagees and loss payees. The insured authorizes AFCO to insert or correct on this Agreement, if omitted or incorrect, the insurer's name, the policy numbers, and the due date of the first installment. AFCO is permitted to correct any obvious errors. In the event of any change or insertion, AFCO will give the insured written notice of those changes or corrections made in accordance with this provision.
(6) REPRESENTATION OF SOLVENCY: The insured represents that the insured is not insolvent or presently the subject of any insolvency proceeding.
(7) ADDITIONAL PREMIUMS: The money paid by AFCO is only for the premium as determined at the time the insurance policy is issued. The insured agrees to pay the company any additional premiums which become due for any reason. AFCO may assign the company any rights it has against the insured for premiums due the company in excess of the premiums returned to AFCO.
(8) SPECIAL INSURANCE POLICIES: If the insurance policy issued to the insured is auditable or is a reporting form policy or is subject to retrospective rating, then the insured promises to pay to the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by AFCO which the insurance company retains.
(9) NAMED INSURED: If the insurance policy provides that the first named insured in the policy shall be responsible for payment of premiums and shall act on behalf of all other insureds with respect to any actions relating to the policy, then the same shall apply to this Agreement. If such is not the case, then all insureds' names must be shown on this Agreement unless a separate agreement specifies one insured to act in all matters for the others.
(10) FINANCE CHARGE: The finance charge shown in Block D begins to accrue as of the earliest policy effective date unless otherwise indicated in the Schedule of Policies.
(11) AGREEMENT BECOMES A CONTRACT: This Agreement becomes a binding contract when AFCO mails a written acceptance to the insured.
(12) DEFAULT CHARGES: If the insured is in default for a period of 5 days or more, the insured will pay to AFCO a default charge of 5% of any delinquent installment subject to a minimum default charge of $1.00.
(13) DISHONORED CHECK: If an insured's check is dishonored for any reason and if permitted by law, the insured will pay to AFCO a fee for expenses in processing that check not to exceed the amount permitted by law.
(14) CANCELLATION: AFCO may cancel the insurance policies after giving any required statutory notice and the unpaid balance due to AFCO shall be immediately payable by the insured if the insured does not pay any installment according to the terms of this agreement. AFCO at its option may enforce payment of this debt without recourse to the security given to AFCO. If cancellation occurs, the borrower agrees to pay a finance charge on the balance due at the contract rate of interest until that balance is paid in full or until such other date as required by law.
(15) CANCELLATION CHARGES: If AFCO cancels any insurance policy in accordance with the terms of this Agreement, then the insured will pay AFCO a cancellation charge of $15.00.
(16) MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to AFCO after AFCO's notice of cancellation of the insurance policy has been mailed may be credited to the insured's account without affecting the acceleration of this Agreement and without any liability or obligation on AFCO's part to request reinstatement of a cancelled insurance policy. Any money AFCO receives from an insurance company shall be credited to the amount due AFCO with any surplus being paid over to whomever is entitled to the money. No refund of less than $1.00 shall be made. In the event that AFCO does request, on the insured's behalf, a reinstatement of the policy, such request does not guarantee that coverage under the policy will be reinstated or continued.
(17) ATTORNEY FEES - COLLECTION EXPENSE: If, for collection, this Agreement is placed in the hands of an attorney who is not a salaried employee of AFCO, then the insured agrees to pay statutory attorneys' fees and statutory court costs.
(18) REFUND CREDITS: The insured will receive a refund credit of the finance charge calculated according to the Rule of 78s if the account is voluntarily prepaid in full prior to the last installment due date. AFCO may retain an additional service charge of $10.00 which shall not be refundable.
(19) INSURANCE AGENT OR BROKER: The insurance agent or broker named in this Agreement is the insured's agent, not AFCO's, and AFCO is not legally bound by anything the agent or broker represents to the insured orally or in writing.
(20) NOT A CONDITION OF OBTAINING INSURANCE: This Agreement is not required as a condition of the insured obtaining insurance coverage.
(21) SUCCESSORS AND ASSIGNS: All legal rights given to AFCO shall benefit AFCO's successors and assigns. The insured will not assign the policies without AFCO's written consent except for the interest of mortgagees and loss payees.
(22) LIMITATION OF LIABILITY: The insured agrees that AFCO's liability for breach of any of the terms of this Agreement or the wrongful exercise of any of its powers shall be limited to the amount of the principal balance outstanding except in the event of gross negligence or willful misconduct.

(23) ENTIRE DOCUMENT - GOVERNING LAW: This document is the entire Agreement between AFCO and the insured and can only be changed in writing and signed by both parties except as stated in paragraph (5). The laws of the State of Wisconsin will govern this Agreement.

                                                              INSURED'S INITIALS

                                                                     1 Page of 2
                      COMMERCIAL PREMIUM FINANCE AGREEMENT

Agent (Name and Address)                                              Insured (Name and Address as shown on the policy





A)  Total Premiums           B)  Down Payment   C)   Amount Financed     D)  Finance Charges          E)  Total Payments
                 0                         0                      0                       0                           0

F)  Annual Percentage Rate    No. of Payments        Amount of Payments      First Installment Due        Installment Due Dates
                         0                 0                      0                              0                            0

                                                  SCHEDULE OF POLICIES

                                           Name of Insurance Company and
                                           Name and Address of General
Policy Prefix and    Effective Date of     or Policy Issuing Agent or         Type of       Months        Premium $
Numbers              Policy/Inst.          Intermediary                       Coverage      Covered






                               SECURITY AGREEMENT

(1) DEFINITIONS: The above named insured ("the insured") is the debtor. Afco Acceptance Corporation ("Afco") is the lender to whom the debt is owed. Singular words shall mean plural and vice-versa as may be required in order to give the Agreement meaning. "Insurance company or company", "insurance policy or policy" and "premium" refer to those items listed under "Schedule of Policies".
(2) PROMISE OF REPAYMENT: The insured requests Afco to pay the premiums on the policies shown above. The insured promises to pay to Afco at its office the amount in Block E above, according to the Payment Schedule shown above subject to the rest of the terms of this contract.

                                      THE INSURED AGREES TO THE PROVISIONS
                                      ABOVE AND ON THE LAST PAGE OF THIS
                                      AGREEMENT

DATE________________________          X________________________________________
                                      _________________________________________

09292000MDixibabxxxxiadbxxx

                           PRODUCER'S REPRESENTATIONS

The undersigned warrants and agrees:

(1) the insured has received a copy of this Agreement, and the Required Federal Truth-in-Lending Disclosures for Personal Lines Insurance, if applicable, (2) the policies are in full force and effect and the information in the Schedule of Policies and the premiums are correct, (3) the insured has authorized this transaction and recognizes the security interest assigned herein, (4) to hold in trust for Afco any payments made or credited to the insured through or to the undersigned, directly, indirectly, actually or constructively by any of the insurance companies and to pay the monies to Afco upon demand to satisfy the then outstanding indebtedness of the insured and that any lien the undersigned now has or hereafter may acquire on any premium arising out of the above listed insurance policies is subordinated to Afco's lien or security interest therein,
(5) there are no exceptions to the policies financed other than those indicated and the policies comply with Afco's eligibility requirements, (6) no Audit or Reporting Form Policies, policies subject to Retrospective Rating or to minimum earned premiums are included except as indicated and that the Deposit or Provisional Premiums are not less than anticipated premiums to be earned for the full term of the policies, if policy is subject to minimum earned premium, it is $________________, (7) the policies can be cancelled by the insured or the company on 10 days notice and the unearned premiums will be computed on the standard short rate or pro rata table except as indicated, (8) the undersigned represents that a proceeding in bankruptcy, receivership or insolvency has not been instituted by or against the named insured or if the named insured is the subject of such a proceeding, it is noted on the Premium Finance Agreement in the space in which the insured's name and address is placed.

                                                        INDICATE POLICY & PREFIX
                                                        NUMBER OF EXCEPTIONS



DATE ________________________     X__________________________________________
                                   SIGNATURE OF AGENT OR BROKER

  FOR INFORMATION CONTACT THE DEPARTMENT OF CORPORATIONS, STATE OF CALIFORNIA

                   REMAINING PROVISIONS OF SECURITY AGREEMENT

3. SECURITY INTEREST: The insured assigns to Afco as security for the total amount payable in this Agreement any and all unearned premiums and dividends which may become payable under the insurance policies and loss payments which reduce the unearned premiums, subject to any mortgagee or loss payee interests. The insured gives to Afco a security interest in all items mentioned in this paragraph.
4. DEFAULT CHARGES: If the insured is more than 10 days late in making an installment payment to Afco, then the insured will pay to Afco in addition to the installment, a default charge of 5% of the unpaid balance of the delinquent installment but will be at least $1.
5. FINANCE CHARGE: The finance charge shown in Box D begins to accrue as of the earliest policy effective date.
6. THIS AGREEMENT BECOMES A CONTRACT: This Agreement becomes a binding contract when Afco mails a written acceptance to the insured.
7. WARRANTY OF ACCURACY: The insured warrants to Afco that the insurance policies listed in the above schedule have been issued to the insured and are in full force and effect and that the insured has not assigned any interest in the policies except for the interest of mortgagees and loss payees.
8. REPRESENTATION OF SOLVENCY: The insured represents that it is not insolvent or presently the subject of any insolvency proceeding.
9. CANCELLATION: Afco may cancel the insurance policies and the unpaid balance due to Afco shall be immediately payable by the insured if any of the following occur: (a) The insured does not pay any installment according to the terms of this Agreement; (b) The insured does not comply with any of the terms of this Agreement; (c) The insured or the insurer voluntarily or involuntarily becomes the subject of a bankruptcy, receivership, or any other kind of insolvency proceeding; (d) If the insured is a business and stops doing business or ceases to be qualified to do business. Afco at its option may enforce payment of this debt without recourse to the security given to Afco.
10. POWER OF ATTORNEY - LIMIT OF LIABILITY: The insured irrevocably appoints Afco its Attorney-In-Fact with full authority to cancel the insurance policies, receive all sums assigned to Afco or in which it has granted Afco a security interest and Afco may execute and deliver on the insured's behalf all documents, instruments of payment, forms and notices of any kind relating to the insurance policies in furtherance of this Agreement. Afco's liability to any person or corporation on the exercise of its authority to cancel the insurance policies is limited to the amount of the principal balance, except if Afco willfully fails to mail the notices required by law.
11. MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to Afco after Afco's Notice of Cancellation of the insurance policies has been mailed may be credited to the insured's account without affecting the acceleration of this Agreement and without any liability or obligation on Afco's part to request the reinstatement of the cancelled insurance policies. Any money Afco receives from an insurance company shall be credited to the amount due Afco with any surplus being paid to whomever is entitled to the money. No refund of less than $1.00 shall be made. If there is a balance due after Afco receives the unearned premiums, dividends or loss payments from the insurance company then the insured will pay the balance to Afco with interest at the rate shown in this contract.
12. REFUND CREDITS: The insured will receive a refund credit of part of the finance charge if the insured voluntarily prepays the outstanding debt in full before the last installment due date according to Section 18629 of the Financial Code. The insured will also receive a refund credit of part of the finance charge if the maturity of the loan is accelerated for any reason according to
Section 18642 of the Financial Code. The methods for computing these refund credits are stated below.
(a) Voluntary Prepayment -
     (i) If prepayment in full is made during the first three months and 15 days after the earliest insurance policy effective date as shown on the front of the contract, Afco will compute a finance charge by multiplying the agreed rate of charge as stated at the end of this Agreement by the unpaid principal balances for the number of days from the earliest policy effective date to the date of prepayment in full. Afco will apply each payment made by the insured first to finance charge and then to principal. Afco will then subtract this actual finance charge from the finance charge shown in Box D of the contract to obtain the refund credit.
     (ii) If prepayment in full is made more than three months and 15 days after the earliest insurance policy effective date, the refund credit shall be computed by the Rule of 78s method.
(b) Acceleration of Maturity -
          If payment of the unpaid balance of the loan to Afco is accelerated for any reason, Afco shall make the same refund or credit as would be required if this loan contract was paid in full on the date of acceleration. Paragraph 12(a) states the method of computing the refund or credit. The unpaid balance remaining after subtracting the refund or credit shall be treated as the unpaid principal balance. The insured agrees to pay to Afco on the unpaid principal balance interest computed at the agreed rate of charge stated at the end of this Agreement until Afco is actually paid in full.
13. INSURANCE AGENT OR BROKER: The insurance agent or broker named on this Agreement is the insured's agent, not Afco's and Afco is not legally bound by anything the agent or broker represents to the insured, orally or in writing.
14. SPECIAL INSURANCE POLICIES: If the insurance policy issued to the insured is auditable or is a reporting form policy or subject to retrospective rating, then the insured promises to pay the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by Afco which the insurance company retains.
15. COLLECTION EXPENSES FOR DELINQUENT ACCOUNTS: If this Agreement has a delinquent balance of at least $300, the insured will pay to Afco, Afco's actual collection costs incurred in collecting the delinquent balance. The total amount of collection costs shall not exceed 10% of the delinquent balance. This paragraph shall apply only if Afco collects the delinquent balance without obtaining a court judgment.
16. ATTORNEY FEES: If Afco obtains a court judgment against the insured for a delinquent balance of at least $300, the insured agrees to pay to Afco court costs and reasonable attorney's fees as allowed by the court in the judgment.
17. SUCCESSORS AND ASSIGNS: All legal rights given to Afco shall benefit Afco's successors and assigns. The insured will not assign the policies without Afco's written consent except for the interest of mortgagees and loss payees.
18. MISSING INFORMATION: If the policy has not been issued at the time of signing this Agreement, then the insured agrees the name of the insurance company, and the policy numbers of the insurance policies may be left blank and may be subsequently inserted in this Agreement. Afco will notify the insured of this information on its written Notice of Acceptance.
19. ADDITIONAL PREMIUMS: The money paid by Afco is only for the premium as determined at the time the insurance policy is issued. Afco's payment shall not be applied by the insurance company to pay for any additional premiums owed by the insured as a result of any type of misclassification of the risk. The insured agrees to pay the company any additional premiums which become due for any reason. Afco may assign to the company any rights it has against the insured for premiums due the company in excess of the premiums returned to Afco.
20. AGENT'S WARRANTIES: To convince Afco to enter this Agreement and accept the security underlying this Agreement, the person executing this Agreement, if not the insured, warrants severally and as the duly authorized agent of the insured: that he is the duly authorized agent of the insured appointed specifically to enter into this transaction on the insured's behalf; that he can perform any act the insured could or should perform with respect to this transaction; that he will hold in trust for Afco any payments made or credited to the insured through the undersigned or to the undersigned, directly, indirectly, actually or constructively, by any of the insurance companies and that he will pay the monies to Afco upon demand to satisfy the then outstanding indebtedness of the insured.
21. DISHONORED CHECK: If an insured's check is dishonored for any reason, the insured will pay to Afco the expense incurred in processing that check not to exceed $15.
22. AGREED RATE OF CHARGE: The rate of charge for a loan not exceeding $2,499.99 computed from the effective date of the insurance coverage shall not exceed
     (a) 2% per month on the part of the unpaid principal balance not exceeding $1,000; 1% per month on any remainder of such unpaid balance in excess of $1,000; or
     (b)    1.6% per month of the unpaid principal balance.
All other rates of charge shall be agreed upon by the parties to the contract. All contracts shall be subject to a minimum finance charge of $25.00.

                                                              INSURED'S INITIALS

                                                                     1 Page of 2
                      COMMERCIAL PREMIUM FINANCE AGREEMENT

Agent (Name and Address)                                              Insured (Name and Address as shown on the policy)





A)  Total Premiums           B)  Down Payment   C)   Amount Financed     D)  Finance Charges          E)  Total Payments
                 0                         0                      0                       0                           0

F)  Annual Percentage Rate    No. of Payments        Amount of Payments      First Installment Due        Installment Due Dates
                         0                 0                      0                              0                            0

                                                  SCHEDULE OF POLICIES

                                           Name of Insurance Company and
                                           Name and Address of General
Policy Prefix and    Effective Date of     or Policy Issuing Agent or         Type of       Months        Premium $
Numbers              Policy/Inst.          Intermediary                       Coverage      Covered




AFCO Shall retain an additional charge of $10, included in the Service Charge, which shall not be refunded upon cancellation or prepayment.



(1) DEFINITIONS: The above named insured ("the insured") is the debtor. AFCO Credit Corporation ("AFCO") is the lender to whom the debt is owed. "Insurance company" or "company", "insurance policy" or "policy" and "premium" refer to those items listed under the "Schedule of Policies". Singular words mean plural and vice-versa as may be required in order to give the agreement meaning.

NOTICE: 1. Do not sign this agreement before you read it or if it contains any blank space. 2. You are entitled to a completely filled in copy of this agreement. 3. Under the law, you have the right to pay off in advance the full amount due and under certain conditions to obtain a partial refund of the service charge.

                     INSURED AGREES TO THE TERMS SET FORTH
                  ABOVE AND ON THE LAST PAGE OF THIS AGREEMENT

                                 X
------------------------------   ---------------------------------------------------      ----------------        ----------------
INSURED'S NAME                   SIGNATURE OF INSURED OR AUTHORIZED REPRESENTATIVE         TITLE                  DATE



                        AGENT OR BROKER REPRESENTATIONS
The undersigned warrants and agrees: 1. The policies are in full force and effect and the information in the Schedule of Policies and the premiums are correct. 2. The insured has authorized this transaction and recognizes the security interest assigned herein and has received a copy of this agreement. 3. To hold in trust for AFCO any payments made or credited to the insured through or to the undersigned, directly or indirectly, actually or constructively by the insurance companies or AFCO and to pay the monies as well as any unearned commissions to AFCO upon demand to satisfy the outstanding indebtedness of the insured. Any lien the undersigned has or may acquire in the return premiums arising out of the listed insurance policies is subordinated to AFCO's lien or security interest therein. 4. The policies comply with AFCO's eligibility requirements. 5. No audit or reporting form policies, policies subject to retrospective rating or minimum earned premium are included. The deposit or provisional premiums are not less than anticipated premiums to be earned for the full term of the policies. 6. The policies can be cancelled by the insured and the unearned premiums will be computed on the standard short-rate or pro-rata table. 7. The undersigned represents that a proceeding in bankruptcy, receivership, or insolvency has not been instituted by or against the named insured.
     IF THERE ARE ANY EXCEPTIONS TO THE ABOVE STATEMENTS PLEASE LIST BELOW:

THE UNDERSIGNED FURTHER WARRANTS THAT IT HAS RECEIVED THE DOWN PAYMENT AND ANY OTHER SUMS DUE AS REQUIRED BY THE AGREEMENT AND IS HOLDING SAME OR THEY ARE ATTACHED TO THIS AGREEMENT


                                 X
------------------------------   ---------------------------------------------------      ----------------        ----------------
AGENT OR BROKER                  SIGNATURE OF AGENT OR BROKER                              TITLE                  DATE


                                                                   2 Page of 2

(2) LIMITED POWER OF ATTORNEY: The insured irrevocably appoints AFCO as its attorney in fact with full authority to cancel the insurance policies for the reasons stated in paragraph (14), and to receive all sums assigned to AFCO or in which it has granted AFCO a security interest. AFCO may execute and deliver on the insured's behalf all documents, instruments of payment, forms, and notices of any kind relating to the insurance policies in furtherance of this agreement.
(3) PROMISE OF PAYMENT: The insured requests that AFCO pay the premiums in the Schedule of Policies. The insured promises to pay to AFCO the amount stated in Block E above according to the payment schedule, subject to the remaining terms of this agreement.
(4) SECURITY INTEREST: The insured assigns to AFCO as security for the total amount payable in this agreement any and all unearned premiums and dividends which may become payable under the insurance policies for whatever reason and loss payments which reduce the unearned premiums subject to any mortgagee or loss payee interests. The insured gives to AFCO a security interest in all items mentioned in this paragraph. The insured further grants to AFCO its interest which may arise under any state insurance guarantee fund relating to any policy shown in the Schedule of Policies.
(5) WARRANTY OF ACCURACY: The insured warrants to AFCO that the insurance policies listed in the Schedule have been issued to the insured and are in full force and effect and that the insured has not assigned any interest in the policies except for the interest of mortgagees and loss payees. The insured authorizes AFCO to insert or correct on this agreement, if omitted or incorrect, the insurer's name, the policy numbers, and the due date of the first installment. AFCO is permitted to correct any obvious errors. In the event of any change or insertion, AFCO will give the insured written notice of those changes or corrections made in accordance with this provision.
(6) REPRESENTATION OF SOLVENCY: The insured represents that the insured is not insolvent or presently the subject of any insolvency proceeding.
(7) ADDITIONAL PREMIUMS: The money paid by AFCO is only for the premium as determined at the time the insurance policy is issued. The insured agrees to pay the company any additional premiums which become due for any reason. AFCO may assign the company any rights it has against the insured for premiums due the company in excess of the premiums returned to AFCO.
(8) SPECIAL INSURANCE POLICIES: If the insurance policy issued to the insured is auditable or is a reporting form policy or is subject to retrospective rating, then the insured promises to pay to the insurance company the earned premium computed in accordance with the policy provisions which is in excess of the amount of premium advanced by AFCO which the insurance company retains.
(9) NAMED INSURED: If the insurance policy provides that the first named insured in the policy shall be responsible for payment of premiums and shall act on behalf of all other insureds with respect to any actions relating to the policy, then the same shall apply to this agreement. If such is not the case, then all insureds' names must be shown on this agreement unless a separate agreement specifies one insured to act in all matters for the others.
(10) SERVICE CHARGE: The service charge shown in Block D begins to accrue as of the earliest policy effective date unless otherwise indicated in the Schedule of Policies.
(11) AGREEMENT BECOMES A CONTRACT: This agreement becomes a binding contract when AFCO mails a written acceptance to the insured.
(12) DEFAULT CHARGES: If the insured is late in making an installment payment to AFCO by 10 days or more, the insured will pay to AFCO a delinquency charge according to the following schedule: a. If the late payment is less than $250, the lesser of $5 or 5% of the payment. b. If the late payment is $250 or more, 2% of the payment.
(13) DISHONORED CHECK: If an insured's check is dishonored for any reason and if permitted by law, the insured will pay to AFCO a fee for expenses in processing that check not to exceed the amount permitted by law.
(14) CANCELLATION: AFCO may cancel the insurance policies after giving any required statutory notice and the unpaid balance due to AFCO shall be immediately payable by the insured if the insured does not pay any installment according to the terms of this agreement. AFCO at its option may enforce payment of this debt without recourse to the security given to AFCO. If cancellation occurs, the borrower agrees to pay a finance charge on the balance due at the contract rate of interest until that balance is paid in full or until such other date as required by law.
(15) CANCELLATION CHARGES: If AFCO cancels any insurance policy in accordance with the terms of this agreement, then the insured will pay AFCO a cancellation charge, if permitted, up to the limit specified by law.
(16) MONEY RECEIVED AFTER NOTICE OF CANCELLATION: Any payments made to AFCO after AFCO's notice of cancellation of the insurance policy has been mailed may be credited to the insured's account without affecting the acceleration of this agreement and without any liability or obligation on AFCO's part to request reinstatement of a cancelled insurance policy. Any money AFCO receives from an insurance company shall be credited to the amount due AFCO with any surplus being paid over to whomever is entitled to the money. No refund of less than $1.00 shall be made. In the event that AFCO does request, on the insured's behalf, a reinstatement of the policy, such request does not guarantee that coverage under the policy will be reinstated or continued.
(17) ATTORNEY FEES - COLLECTION EXPENSE: If, for collection, this agreement is placed in the hands of an attorney who is not a salaried employee of AFCO, then the insured agrees to pay reasonable attorney fees and costs including those in the course of appeal as well as other expenses, as permitted by law or granted by the court.
(18) REFUND CREDITS: The insured will receive a refund credit of the finance charge if the account is voluntarily prepaid in full prior to the last installment due date. The refund credit will be computed in accordance with the "Rule of 78's".
(19) INSURANCE AGENT OR BROKER: The insurance agent or broker named in this agreement is the insured's agent, not AFCO's, and AFCO is not legally bound by anything the agent or broker represents to the insured orally or in writing.
(20) NOT A CONDITION OF OBTAINING INSURANCE: This agreement is not required as a condition of the insured obtaining insurance coverage.
(21) SUCCESSORS AND ASSIGNS: All legal rights given to AFCO shall benefit AFCO's successors and assigns. The insured will not assign the policies without AFCO's written consent except for the interest of mortgagees and loss payees.
(22) LIMITATION OF LIABILITY: The insured agrees that AFCO's liability for breach of any of the terms of this agreement or the wrongful exercise of any of its powers shall be limited to the amount of the principal balance outstanding except in the event of gross negligence or willful misconduct.
(23) ENTIRE DOCUMENT - GOVERNING LAW: This document is the entire agreement between AFCO and the insured and can only be changed in writing and signed by both parties except as stated in paragraph (5). The laws of the state indicated in the insured's address as set forth in the Schedule will govern this agreement unless stated in that Schedule.


                                                          INSURED'S INITIALS